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                                                                  Exhibit 10.32


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                   (TELECOMMUNICATIONS REGULATORY COMMISSION)


MR. JOSE GIMENEZ CERVANTES, Secretary of the Board for the Telecommunications Regulatory Commission, acting with the authority of the powers vested in him by virtue of article 40 of the Regulations governing the Telecommunications Regulatory Commission, approved by Royal Decree 1994/1996, dated September 6th,

                                   CERTIFIES:

         That in the meeting of the Board of the Telecommunications Regulatory Commission held on May 11th 2000, the Board adopted the following RESOLUTION in respect of File 2000/1847.

         In accordance with the provisions of Telecommunications Act 11/1998, dated April 24th and the Ministerial Order dated September 22nd 1998, establishing the procedures applicable to individual licences for telecommunications networks and services and the conditions imposed on the holders of the said licences, and taking into account the following

                                      FACTS

FIRST. On December 31st 1999, Mr. Jose Fernandez Lizaran, in the name and on behalf of the company styled FIRSTMARK COMUNICACIONES ESPANA, S.L., C.I.F. number B-61912069, and with address for service in Madrid, Paseo de la Castellana, number 110, filed an application for AN INDIVIDUAL TYPE A LICENCE TO PROVIDE A FIXED TELEPHONE SERVICE FOR PUBLIC USE EMPLOYING A COMBINATION OF SWITCHING AND TRANSMISSION FACILITIES, AND WITHOUT THUS ASSUMING THE RIGHTS OR INCURRING THE OBLIGATIONS OF TYPE B OR C LICENCE HOLDERS IN RESPECT OF THE ESTABLISHMENT AND OPERATION OF THE NETWORK.

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SECOND.  The written application was accompanied by an official declaration, formally assuming the obligation to comply with the conditions and respect the guarantees imposed by the Ministerial Order dated September 22nd 1998, setting out the procedures in respect of individual licences for telecommunications networks and services and the conditions required of the licence holders (henceforth to be referred to as the Licence Order). The said declaration also formally assumed the obligation to comply with any requirements established by virtue of the provisions of the Telecommunications Act, and with any rules and guidelines implementing the said Act.

THIRD. The said agent presented all the documentation required and in particular, all the information required for registration in the Special Register of Individual Licence Holders and Holders of General Licences for the provision of services and for the establishment and operation of telecommunications networks, and in accordance with the Centralised Procedural Regulations governing the filing of the said requests or notifications in respect of the said licences, approved by Royal Decree 1652/1998, dated July 24th (henceforth to be referred to as the Regulations governing Special Registers).

                                  POINTS OF LAW

FIRST. Article 15 of Telecommunications Act 11/1998, dated April 24th, lays down the requirement for an individual licence in order to establish or operate public telecommunication networks, to provide public telephone services and to provide services or to establish and operate telecommunications networks involving the use of the public radioelectric spectrum.


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SECOND.  In accordance with article 12 of the Licence Order, in order to provide any service or establish or operate any network for which an individual licence is required, the interested party shall submit an application, together with the required documentation, to the Telecommunications Regulatory Commission.

THIRD. Pursuant to Part III of the Telecommunications Act and the provisions of the Regulations implementing the said Act in respect of the universal telecommunications service, the other public service commitments and other public obligations in respect of the provision of services and the operation of telecommunications networks, approved by Royal Decree 1736/1998, dated July 31st (henceforth to be referred to as the Universal Service Regulations), public service commitments may be imposed on individual licence holders.

FOURTH. In accordance with the provisions of article 15 of the Licence Order, the Telecommunications Regulatory Commission shall issue a justified resolution awarding or denying the licence requested.

FIFTH. Pursuant to the provisions of article 8 of the Telecommunications Act and the Regulations governing Special Registers, the Telecommunications Regulatory Commission shall, by virtue of its authority, effect the registration in the said Registry of the holders of the individual licences to provide telephone services for public use. The said registration shall include the basic terms of the licences, the procedures and transactions which affect the licence holder in respect of this service and the conditions for the said registration. Consequently, the said registration will reflect the corresponding information provided in the bid.

         In accordance with the above, the Telecommunications Regulatory Commission, in the exercise of the authority vested in it by virtue of article 15 of the Licence Order, article 4 of


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Appendix I of the Regulations governing Special Registers and article 1. Two. 2
b) and n) of the Deregulation of Telecommunications Act 12/1997, dated April 24th, and pursuant to Sole Derogatory Provision, paragraph four, of Telecommunications Act 11/1998, dated April 24th,

         RESOLVES:

FIRST. To grant to the commercial enterprise styled FIRSTMARK COMUNICACIONES ESPANA, S.L., C.I.F. number B-61912069, and with address for service in Madrid, Paseo de la Castellana, number 110, a TYPE A INDIVIDUAL LICENCE, to PROVIDE A FIXED TELEPHONE SERVICE FOR PUBLIC USE, EMPLOYING A COMBINATION OF SWITCHING AND TRANSMISSION FACILITIES, AND WITHOUT THUS ASSUMING THE RIGHTS OR INCURRING THE OBLIGATIONS OF THE HOLDERS OF TYPE B OR C LICENCES IN RESPECT OF THE ESTABLISHMENT AND OPERATION OF THE NETWORK.

SECOND. That the company styled FIRSTMARK COMUNICACIONES ESPANA, S.A. be registered in the Special Register for Individual Licence Holders as the holder of a TYPE A INDIVIDUAL LICENCE, to PROVIDE A FIXED TELEPHONE SERVICE FOR PUBLIC USE, EMPLOYING A COMBINATION OF SWITCHING AND TRANSMISSION FACILITIES, AND WITHOUT THUS ASSUMING THE RIGHTS OR INCURRING THE OBLIGATIONS OF THE HOLDERS OF TYPE B OR C LICENCES IN RESPECT OF THE ESTABLISHMENT AND OPERATION OF THE NETWORK, including that information required for initial registration specified in article 8 of the Regulations governing Special Registers.

         In accordance with the provisions of article 7 of the Regulations governing Special Registers, and following initial registration, any modifications of the details entered in the Register will require subsequent registrations to reflect those changes, both with respect to the licence holder and the individual


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         licence. The holder of the individual licence shall be obliged to request the registration of any modification which may affected the details registered, except in those cases in which the said modifications derive from a ruling issued by the Ministry of Development and Infrastructure or the Telecommunications Regulatory Commission itself. Applications for registrations shall be presented within a period of one month following the date on which the said modification occurs.

I.       SCOPE OF THE LICENCE

         The holder of the licence may provide the fixed telephone service for public use anywhere within national boundaries, provided that at least one point of interconnection exists in each of the provinces in which the service is to be made available, as provided for in articles 2.2.1 and 24 a) of the Licence Order.

         The licence holder may manage all the calls originating in the provinces in which the said licence holder has a point of interconnection available, even in those instances in which the calls end outside these provinces. Calls to direct access subscribers shall end within the scope of the said provinces.

         The scope of this licence covers only the provision of the fixed telephone service for public use employing switching and transmission facilities, as notified in print-out and electronic format, in the terms specified by the Telecommunications Regulatory Commission.

         In the event that the Telecommunications Regulatory Commission does not specify the form in which the presentation is to be made, the provisions of the above paragraph shall not apply.


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II.      TERMS OF THE LICENCE

         1.       RIGHTS

         The holder of this type A individual licence shall enjoy the rights established in the Licence Order and those established by current legislation, as applicable.

         In particular, the holder of this individual licence has:

         1.1. Numbering scheme, pursuant to the provisions of article 23.1 of the Licence Order.

                  1.1.1. The right to acquire numbering schemes in accordance with the terms set by current legislation in this respect.

                  1.1.2. The right to be selected on a call by call basis, using a six figure code or by means of preselection. Preselection shall be effected in accordance with the terms laid down in the Ministerial Order dated December 30th 1999, modifying the Licence Order in respect of operator preselection.

         1.2. The right to interconnect the network supporting the fixed telephone service for public use with networks operated by holders of other public network licences and, specifically, the right to apply the terms and conditions in respect of interconnection applicable to type A individual licence holders set out in the reference interconnect offer available to the major operator, pursuant to article 23.2 of the Licence Order.

         1.3. Subject to approval by the appropriate governmental department and in accordance with article 23.3 of the Licence Order, the option to install public terminals, situated in the public domain.


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         1.4.     The right to provide an access network to subscribers, by
                  renting available lines from operators of public telecommunications networks, as provided for in article 24 b) of the Licence Order.

         2.       OBLIGATIONS

         The holder of this type A individual licence shall comply with the requirements and conditions specified in the Licence Order and in current legislation, as applicable.

         In particular, and in order to comply with the provisions of articles
         11.2 and 16 of the Telecommunications Act and article 15 of the Licence Order, the licence holder shall submit to the Telecommunications Regulatory Commission all the documentation and information which may be required in order to demonstrate compliance with those obligations which may be imposed, in order to meet statistical requirements and in order to comply with requirements deriving from other applicable legislation. The said information shall be used only for the purposes for which it was requested and shall be treated as confidential, in accordance with current legislation.

         Specifically, the holder of this individual licence shall:

         2.1. Offer the service to clients in accordance with the principles of objectivity and non-discrimination, as stipulated in articles 3 f) and 6 of the Telecommunications Act.

         2.2. Guarantee the rights relating to subscribers and users, and in particular, enter into contracts with users for the provision of the services provided for in this licence, in accordance with the provisions of article 56.1 of the Universal Service Regulations.


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         2.3.     Communicate to the Telecommunications Regulatory Commission
                  and to the consumer and user associations, the price of the services provided for by this licence, at least ten days before the said prices come into force.

         2.4. Guarantee the free routing of calls to the emergency services via the use of the telephone number 112, as established in article 5.14 of the Licence Order.

         2.5. Guarantee the fundamental confidentiality of calls and adopt the measures necessary to guarantee the protection of personal data, as stipulated in article 5.5 and 5.6 of the Licence Order.

         2.6. In the event that the licence holder should provide a service to direct access subscribers, the said licence holder shall also comply with the following requirements, pursuant to the provisions of articles 24 f) and 27 sections 1.1, 1.2, 1.3,
                  1.4 and 2.1 of the Licence Order.

                  2.6.1. Facilitate interconnection and access to the licence holder's own networks, in the terms established by the Telecommunications Act and in the Regulations governing Interconnection and Numbering Schemes.

                  2.6.2. Whenever necessary, guarantee network interconnection and service interoperability.

                  2.6.3. Establish the procedures necessary, in accordance with current legislation, to guarantee the right of subscribers to retain their numbers.

                  2.6.4. Provide this Commission with details of subscribers, in both electronic format and print-out, in order to produce a unified directory for each territorial area, subsequent to the terms of Article 37 1.b) of the


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                           Telecommunications Act and article 14 of the
                           Universal Service Regulations. At all times, user rights should be respected, particularly those detailed in Article 54 of the said Act.

                  2.6.5. Furnish subscribers with the telephone book prepared by the licence holder or the telephone book supplied by the operator who is obliged to perform this function.

         2.7. Comply with quality commitments in respect of the provision of the service or the establishment and operation of the network. Non-compliance with the aforesaid commitments will leave subscribers free to seek compensation. These quality commitments shall be identified and communicated to the Telecommunications Regulatory Commission, in objective and measurable parameters, and within a maximum period of one month from the date of the award of this licence and, in any event, prior to service start up.

         2.8. Transmit telephone calls effectively and efficiently, in accordance with the Regulations developing Part II of Telecommunications Act 11/1998, dated April 24th, concerning interconnection, access to public networks and numbering schemes, approved by Royal Decree 1,651/1998, dated July 24th (henceforth to be referred to as the Regulations governing Interconnection and Numbering Schemes).

         2.9. The telecommunications equipment and apparatus used by the licence holder within the scope of this licence shall carry the appropriate approval certificate, subsequent to the evaluation of its conformity with the current rules and regulations developing Part IV of Telecommunications Act 11/1998, dated April 24th, and, transiently, its compliance with the terms of the First Transitory Provision of the said Act.


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         2.10.    Make available, from the date of service start up, at least one point of interconnection in each province in which the service is to be provided, as stipulated in article 24) of the Licence Order.

         2.11. The holder of this individual licence shall at no time introduce anticompetitive behaviour into the telecommunications market and shall comply with the resolutions and instructions issued in this respect by the Telecommunications Regulatory Commission, pursuant to the provisions of article 5.11 of the Licence Order.

         2.12. In the light of the figures published each year by the Commission, should the holder of this licence be considered a major operator in accordance with the terms of article 23 of the Telecommunications Act, the said licence holder shall comply with the requirements detailed in section 1, Appendix 1 of the Licence Order, within the geographic area in which the licence holder merits this consideration.

         2.13. The licence holder is obliged to pay an annual fee to the Telecommunications Regulatory Commission, pursuant to the provisions of article 71 of the Telecommunications Act and of Royal Decree 1750/1998, dated July 31st, the amount of which shall be fixed annually by the Laws governing the State Budget, but shall not exceed 2 per thousand of the gross operating income. Within a period of three months from the date of the day following the announcement of the amount due, the holder of this individual licence shall present to the Telecommunications Regulatory Commission (Administration and Financial Management Department) a declaration of gross operating income relating to the period covered by the said amount due.

         3.       LIMITS OF THE LICENCE


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         3.1.     This licence does not cover the establishment or operation of a public telecommunications network. Notwithstanding, in the provision of the service covered by this licence, the holder may employ transmission and switching facilities, whether these be the property of the licence holder or of a third party, pursuant to articles 2.2.1, 22 and 24 of the Licence Order.

                  In exceptional cases, the Telecommunications Regulatory Commission may authorize the creation of specific infrastructures, in response to market circumstances and, in particular, to the availability of transmission facilities and to the inexistence of viable alternatives for the provision of the service.

         3.2. The holder of this individual licence shall not be entitled to occupation of the public domain, nor of private property, nor will the said licence holder be entitled to share infrastructures with other operators. Similarly, and in accordance with article 24 c) of the Licence Order, the licence holder shall not be permitted to share premises or infrastructures with other operators for the interconnection envisaged by this licence.

         3.3. Pursuant to article 24 d) of the Licence Order, the holder of this individual licence shall not be subject to the commitments in respect of extension and coverage which apply to holders of B and C type licences, nor shall they enjoy the rights which correspond to the latter.

         4.       MODIFICATION OF THE TERMS OF THE LICENCE

         Pursuant to the provisions of article 18.5 of the Telecommunications Act and 16.4 of the Licence Order, and provided there is justifiable reason for so doing, the Telecommunications Regulatory Commission may, within the scope of this resolution to award the individual licence, modify the terms of the conditions imposed on the holder, including regulatory modification. The said modifications shall respect the principle of proportionality and shall

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         cede no right to compensation to the holder of this licence.
         Following due consideration, the said modifications shall be specified in a resolution and shall be justified on the basis of general interest.

III.     DURATION OF THE LICENCE AND DEADLINE FOR SERVICE START UP

         Pursuant to article 17.2 of the Licence Order, the licence holder shall put the service into operation within a maximum period of one year from the date of this resolution.

         In any event, to be covered by the terms of this individual licence, the licence holder is obliged to provide this Commission with prior notice of the date on which the service is to be brought into operation.

         The holder of this individual licence shall continue to provide the service for a minimum period of four years from the date of the award of the said licence, which period expires on May 11th 2004.

         In accordance with article 17.1 of the Licence Order, this individual licence shall remain effective for twenty years, and may be extended by a further ten years. The overall duration of the licence, including extensions, may not exceed fifty years.

         The extension should be requested by the licence holder at least three months before the end of the current licence period. In the event that this period should end and no notification has been issued by this Commission in respect of the extension thereof, the licence shall be considered to have been extended.

IV.      INDIVIDUAL LICENCE TRANSFER


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         Pursuant to article 21 of the Licence Order, the transfer of this individual licence shall be governed by the provisions of article 115 of State Contracts Act 13/1995, dated May 18th, insofar as this is applicable to public service management contracts.

V.       SANCTIONING PROCEDURES

         In accordance with the provisions of Part VIII of the Telecommunications Act, non-compliance with the conditions imposed on the holder of this licence is considered an administrative breach of contract. The Telecommunications Regulatory Commission shall impose the corresponding sanctions, pursuant to article 82 of the Telecommunications Act.

VI.      TERMINATION OF THE INDIVIDUAL LICENCE

         The individual licence shall be terminated for the following reasons, stipulated in articles 19 and 20 of the Licence Order:

         a.       Expiry of the licence period, with no extension granted.

         b. Renunciation by the holder and acceptance by the Telecommunications Regulatory Commission, subsequent to a 6 month notice period provided by the licence holder.

         c. As a result of applicable causes indicated in article 168 of State Contracts Act 13/1995, dated May 18th.

         d. Revocation of the Licence by the Telecommunications Regulatory Commission. In the event that this Commission should confirm the non-compliance by the licence holder of any of the conditions stipulated in this resolution, the said Commission shall write to the licence holder, granting him a period of one month in which to rectify the said non-compliance. At the end of the said period, a failure to rectify the said non-compliance


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                  may lead to the cancellation of the individual licence by
                  the Commission, which will take the appropriate steps for the revocation thereof, as established by State Contracts Act 13/1995, dated May 18th, in respect of the resolution of public service management contracts.

         This certificate is issued within the scope of the provisions of article 27.5 of the State Legal Framework and Common Administrative Procedures Act 30/1992, dated November 26th, and article 23.2 of Ministerial Order dated April 9th 1997, approving the Regulations governing Internal Procedures of the Telecommunications Regulatory Commission, prior to the passage of the law in the corresponding session.

         A discretionary appeal may be filed against the resolution contained herein, which marks an end to the administrative procedure. The said discretionary administrative appeal for reversal may be filed with the Commission within the period of one month following the date of the day following notification of the said resolution, or a direct contentious-administrative appeal may be lodged with the Contentious-Administrative Division of the Supreme Court within the period of two months following the date of the day following the said notification, pursuant to the provisions of article 1.eight of the Deregulation of Telecommunications Act 12/1997, dated April 24th, fourth additional Provision, section 5 of Law 29/1998, dated July 13th, governing Contentious-Administrative Jurisdiction and article 116 of the State Legal Framework and Common Administrative Procedures Act 30/1992, dated November 26th, modified by Act 4/1999, dated January 13th, and without prejudice to the provisions of number 2, article 58 of the said Act.

                                                  THE SECRETARY,

COUNTERSIGNED: THE CHAIRMAN,
                                                  /s/
                                                  ----------------------------
                                                  Jose Gimenez Cervantes
/s/
-----------------------------
Jose Maria Vazquez Quintana.


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(Coat of Arms)

Ministry of Development and Infrastructure  ALCALA 50, PALACIO de COMUNICACIONES
                                                                    28071 MADRID

GENERAL DIRECTORATE FOR COMMUNICATIONS

                                             (Stamp of the General Directorate
                                                    for Communications)
                                                        29 MAR 2000

                                                      Mr. JOSE FERNANDEZ LIZARAN
                                                    in the name and on behalf of
                                           FIRSTMARK COMUNICACIONES ESPANA, S.L.
                                           c/ General Varela, 35, Bajo, Puerta 3
                                                                    28020 MADRID

On March 8th 2000, the Ministry of Development issued a Ministerial Order resolving the award by open tender of three individual type C2 licences to establish and operate fixed public radio access networks in the 3.4 to 3.6 GHz frequency band.

Pursuant to the provisions of article 94 of State Contracts Act 13/1995, dated May 18th, and base 17 of the administrative and technical specifications governing the said tender, the said Ministerial Order was published in Official State Gazette (B.O.E.) No. 60, dated March 10th 2000. Consequently, your principal is already aware of the contents of the said Ministerial Order in its entirety.

Article 94 of State Contracts Act 13/1995, dated May 18th and base 16 of the said specifications require notification of the resolution of the bidding to be served on the bidders and as a result, notice is hereby served of the resolution of the bidding for the award by open tender of three individual type C2 licences to establish and operate fixed public radio access networks in the 3.4 to 3.6 GHz frequency band, the complete and unabridged text of which is as follows:

"By virtue of two Ministerial Orders, dated October 7th 1999 (B.O.E. No. 242, dated October 9th 1999), the administrative and technical specifications were approved and an open tender was called, for the award of three individual type C2 licences to establish and operate fixed public radio access networks in the
3.4 to 3.6 GHz. frequency band.


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(Coat of Arms)

Ministry of Development and Infrastructure  ALCALA 50, PALACIO de COMUNICACIONES
                                                                    28071 MADRID

GENERAL DIRECTORATE FOR COMMUNICATIONS


The Review Board, established in accordance with the provisions of the specifications aforesaid, has examined and evaluated the bids filed, presented and accepted in the aforesaid open tender and, following due evaluation, the said Review Board has drawn up the corresponding proposal for resolution of the said bidding.

Pursuant to the provisions of base 16 of the administrative and technical specifications aforementioned, and in accordance with the said proposal:

         I RESOLVE:

First.- To award one of the three individual type C2 licences to establish and operate fixed public radio access networks in the 3.4 to 3.6 GHz frequency band, offered in open tender by virtue of the Ministerial Order dated October 7th 1999, to each of the following enterprises, in order of points awarded:

         1) FIRSTMARK COMUNICACIONES ESPANA, S.L.

         2) CONSORCIO ABRANET, comprising the following enterprises:
            MERLIN SERVICIOS PORTADORES, S.A.; CAJA DE AHORROS DE GALICIA; FORMUS COMMUNICATIONS IBERICA, S.A.; GRUPO FUERTES; IBERDROLA DIVERSIFICACION, S.A.; and CAJA DE AHORROS DE VALENCIA, CASTELLON Y ALICANTE-BANCAJA.

         3) CONSORCIO ALO 2000, comprising the following enterprises: RSL COMMUNICATIONS SPAIN, S.A.; UNITED PAN EUROPE COMMUNICATIONS, N.V.; HIDROELECTRICA DEL CANTABRICO, S.A.; and DRAGADOS INDUSTRIALES, S.A.

Second.- The licences granted signify acceptance by the State Administration of all the improvements, commitments and guarantees offered by the successful bidders in the presentation of their offers, which improvements, commitments and guarantees will be binding on the licence holders for the duration of the said licences.

Third.- Prior to the formal execution of the licences, the successful bidders will be required to demonstrate compliance with all the commitments imposed by current legislation and by the specifications governing this open tender, including compliance with the limits in respect of significant control and share participations as detailed in base 6 of the said specifications. Similarly, the licence holders will at all times be


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(Coat of Arms)

Ministry of Development and Infrastructure  ALCALA 50, PALACIO de COMUNICACIONES
                                                                    28071 MADRID

GENERAL DIRECTORATE FOR COMMUNICATIONS


required to adhere to the rulings and resolutions issued by authorities for the defence of competition and by the State Authorities whose function it is to guarantee market competition.

This Resolution brings the administrative procedure to a close. A contentious-administrative appeal may be filed in the Contentious-Administrative Division of the Supreme Court, within a period of two months from the date of the day following notification of the said Resolution, in accordance with the provisions of the Law governing contentious-administrative jurisdiction. Or, prior to this, a discretionary administrative appeal for reversal may be filed with the Ministry of Development within a period of one month from the date of the day following notification of the said Resolution, in accordance with State Legal Framework and Common Administrative Procedures Act 30/1992, dated November 26th.

The above notification is for information purposes and such other purposes to which it may be put.

                             Madrid, March 28th 2000
                                   CONSULTANT

                           /s/ Lorenzo Avello                (Stamp of the
                           ----------------------------       Ministry for
                           Signed: Lorenzo Avello Lopez       Development)




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                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------

                                           THE FMCE ORGANIZATIONAL STRUCTURE 1.1
--------------------------------------------------------------------------------
FMCE has designed an organizational structure perfectly adapted to the needs of the project and of an operator such as FMCE that wishes to satisfy its clients fully. An organizational structure based on a guaranteed commitment to generate employment (creation of 639 jobs), which fosters education and which will enable the operator to launch its commercial activities within just eight months of the license award.
 ................................................................................

In order to size the staff appropriately and ensure the fulfillment of its job creation commitments and guarantees, FMCE has designed an organizational structure during the project planning stages with a views towards the deployment and operation of a stationary radio access public network. In doing so, we have relied on the solid experience of our partners and directors, who have identified the organizational needs of an operator wishing to satisfy all of its clients needs to the fullest extent possible. Those needs have been considered when designing the organizational structure and processes which will enable FMCE to guarantee high quality service at the best price, with ongoing innovation of its services, rates and technologies to respond to the tacit and explicit requirements of a microsegemented market.

The organization will evolve in two phases which coincide with the the planning, deployment and consolidation requirements and will culminate in a company structured around 10 departments plus a Chairmanship capable of responding to the principles of Total Quality and offering Spain the excellent customer service its market demands.

- During the first phase (until the license is awarded), the company is composed of 41 staff members supported by an additional 64 people whose work lays the foundation for FMCE's startup six months after the license becomes officials; within eight months, 99.95% of 24 different cities are covered by a radio link.

- During the second phase, starting once the license is granted, the organization will initiate a growth process parallel to that of the company's activity, reaching a total of 639

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                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------


     employees by the year 2009.

The most salient features of FMCE's organizational design are listed below:

- BALANCED HIRING: Staffing has been planned in a balanced manner in order to attract both personnel with proven experience and dynamic young people, in addition to identifying positions for the most disfavored sectors of the population, in line with the company's values.

- CREATION OF QUALITY EMPLOYMENT: The jobs created by FMCE are high quality jobs in terms of the stability of the employment relationship and the key training component inherent to positions in companies where innovation is the key to success.

- TRAINING AS A KEY COMPONENT: FMCE supplements employees' on-the-job training with theoretic training to provide personnel with the skills they need to offer clients the best possible service. The commitment to training is reflected in the investment plan: 1,417 million pesetas will be spent over a ten-year period to train all of the professionals hired.

- CUSTOMER ORIENTATION AND PROCESS TO ENSURE SERVICE QUALITY. FMCE has rounded out its plan for a customer-oriented organization by designing processes which will ensure a rapid response by employees to both internal and external customer queries, translating into excellent customer service which exceeds the normal level of service on the market. To respond to increasing activity brought about as a result of attracting more than 15,000 direct and indirect customers and to maintain our approach of adapting to a dynamic environment at all times, processes have been designed to make the structure flexible and to facilitate the flow of information between departments. These processes are continually reviewed and documented to ensure that they are communicated and followed.

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                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------



                                                     ORGANIZATIONAL DESIGN 1.1.1
--------------------------------------------------------------------------------

FMCE has designed a flexible, customer-oriented structure which evolves in two phases: from the definition of the organization, processes and network deployment through project implementation and the launch of services. This organization has the capacity to evolve quickly from the first day of operations in terms of both network deployment and the services offered. The organizational design provides for hiring up to 639 employees with varying levels of experience who will enjoy a long-lasting relationship with FMCE.
 ................................................................................

FMCE has designed its organizational structure intentionally based on its directors' experience in the Spanish market, its partners' profound knowledge and the ideas of expert consultants.

In order to meet its short and medium term objectives, the project is broken down into two phases: the PLANNING phase which concludes when the license is granted and allows FMCE to launch is services on the market within eight months of obtaining the license, and the DEPLOYMENT AND CONSOLIDATION phase during which the dynamism and flexibility of the structure will prevail in order to allow FMCE to respond to its clients needs at all times.

The unnecessary departments which slow down decision-making and generate excess administrative work have been left out of FMCE's organizational structure, a structure with few hierarchical levels. There will only be 10 directors with the power to make decisions quickly and flexibly and minimum coordination requirements.

--------------------------------------------------------------------------------
                                                               Phase I: Planning

Phase I ends when the license is granted and demonstrates the degree of FMCE's commitment to this business endeavor. During this phase, the organization has not been limited to merely preparing the offer; rather, the work done over the last five months has prepared the company for start-up within six months and the commercial launch within eight months of the license being awarded so that all customers, from the very beginning, will receive a level of service which meets even the most demanding quality requirements.

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                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------


This phase of the project has been handled by five FMCE employees and four FirstMark Communications Europe employees with the support of specialists from the prestigious consulting firms of Arthur D. Little and Ernst & Young, the network planning company SGT and the international law firm Clifford Chance, among others. The project, headed up by the Project Director Jose Fernandez Lizaran, has addressed all of the pertinent business areas, as seen from the illustration:

--------------------------------------------------------------------------------
ILLUSTRATION 1-1-1 DURING THE PLANNING STAGE, FMCE HAS ADDRESSED ALL OF THE BUSINESS AREAS IT WILL LAUNCH ONCE THE LICENSE HAS BEEN GRANTED.

                                [GRAPHIC OMITTED]

SOURCE: FME
--------------------------------------------------------------------------------


The main activities carried out during the first phase to guarantee the rapid deployment of FMCE's services are described below:

- FMCE has conducted an EXHAUSTIVE MARKET STUDY with a reliability higher than 95% of more than 1,600 business users of telecommunications services with varying habits in order to detect market needs and break the market down into microsegments in keeping with the company's ONE-TO-ONE marketing policy.

- FMCE's definitive NETWORK DESIGN will enable it to cover 72 cities in 12 months and to offer

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                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------


     radio linkup capabilities to 99.995% of the population in each city. The technical project draft was prepared in collaboration with experts associated with FMCE's partners with solid experience in technology management and notable successes in Europe.

- FMCE has reached AGREEMENTS WITH SUPPLIERS which will afford it the peace of mind of knowing that it will receive the components needed for network deployment on time and thus be able to meet the specified launch deadlines.

- NEGOTIATIONS HAVE COMMENCED WITH INSTALLERS so that agreements can be reached as quickly as possible, although the evaluation period will be long enough to confirm that the operators engaged meet the customer service quality levels set by FMCE.

- FMCE has stressed the DEVELOPMENT OF THE PROCESSES AND ORGANIZATIONAL STRUCTURE required to be able to commence its activities as soon as the license is granted. The principle processes and the main responsibilities of each position have been defined to make implementation as fast and efficient as possible.

- Contacts have been made with different PERSONNEL AGENCIES. FMCE has also engaged the services of an executive personnel agency (HEADHUNTERS) to search for managerial candidates and other key positions in the organization.

The quality of the personnel who have taken part in this phase, their exhaustive and extensive planning and their firm commitment make FMCE fully confident of its ability to become the operator which successfully deploys radio access technology is Spain faster than anyone else and with more guarantees.

--------------------------------------------------------------------------------
                                          Phase II: Deployment and Consolidation

As soon as the license is granted, FMCE will begin to deploy its network in order to launch its commercial services within eight months. The organizational structure is taking shape gradually with the progressive hiring of staff members and the implementation of processes.

--------------------------------------------------------------------------------

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                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------


Departments are likewise being set up gradually, beginning with the directors of each department (some of whom FMCE has already contacted).

The consolidated organization, which will employ up to 639 highly qualified individuals to manage and operate a latest generation technology, is characterized by a flat structure which favors flexibility and customer orientation. Below is a diagram showing the consolidated organization.

--------------------------------------------------------------------------------
ILLUSTRATION 1-1-2 THE STRUCTURE ELIMINATES OBSTACLES TO COMMUNICATION AND FACILITATES DECISION-MAKING DUE TO THE REDUCED NUMBER OF DIRECTORS WITH DECISION-MAKING POWERS.

                                [GRAPHIC OMITTED]

SOURCE: FMCE
--------------------------------------------------------------------------------


The business units in direct contact with clients include the following departments: Service and Application Development, Commercial, Marketing, Operations and Network. These are coordinated units that require the ability to adapt to the opportunities and threats presented by the market. To ensure the full satisfaction of its customers, FMCE has prepared certain interdepartmental communication processes to facilitate the proper flow of information within the organization. These processes are described in section 1.1.2 -- DESCRIPTION OF THE MOST IMPORTANT PROCESSES.

The support units are as follows: Quality Management; Administrative, Financial and Legal; Human Resources; Special Projects and Institutional Relations and Information Systems. They enable the business units to do their jobs and contribute indirectly to ensuring customer

--------------------------------------------------------------------------------

                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------


satisfaction by acting as internal liaisons. The integrated information systems proposed in the technical draft project (see Section 2.9 -- INFORMATION SYSTEMS AND NETWORK MANAGEMENT PLAN, Envelope 2 -- TECHNICAL PROPOSAL) facilitate this function.

The directors of these departments will be professionals who combine extensive knowledge of the sector and the market with the pursuit of total quality, a deep respect for clients and the characteristic concern of directors for the personal and professional development of the employees reporting to them. They must also bring other capabilities to the table such as leadership and a strategic short and long term vision. FMCE is counting on a balanced team composed of experts with prior experience in similar organizations and whose combined professional baggage covers all business areas: knowledge of financial operations to ensure proper business management and a total turnover of 181,871 million pesetas in ten years, the technical skill and experience needed to maintain a network with 531 sites in 253 cities and the commercial expertise to satisfy the needs of 6,691 direct clients. The functions and profiles of the key positions within the organization are described below.

--------------------------------------------------------------------------------
                                                                        Chairman

The Chairman's job is to represent the company at the highest national and international levels, cultivating relationships with economic and administrative institutions. The Chairman is also in charge of relations with shareholders and partners; he/she presides over Board of Directors meetings and ensures that the company's mission and long term strategies are carried out properly. His/her mission is to control and supervise the company's direction.

The professional occupying this post has recognized experience in the Spanish telecommunications sector and is, first and foremost, a leader for the company and its employees. In order to act as the company's representative, the Chairman of FMCE must have a good reputation and well-established connections to different market players. Thanks

--------------------------------------------------------------------------------

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                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------


to his/her charisma and leadership abilities, based on the respect of all employees for his/her managerial skills and vision of the business, the Chairman will motivate all employees to do their best to support the company's long term strategy.

--------------------------------------------------------------------------------
                                                               Managing Director

In addition to acting as a representative, reporting to shareholders and partners, the Managing Director performs high level executive functions. The Managing Director is in charge of supervising annual budgets and discovering possible obstacles to the company's financial structure. He/she is also responsible for evaluating directors and delegating responsibilities, having the final word in the event of conflicts between directors. He/she approves their objectives and grants them authority and prioritizes the alternatives suggested by the different departments in accordance with the company's global strategy.

He/she is a professional with a solid background in the Spanish telecommunications market, having demonstrated an ability to lead complex organizations with similar characteristics. His/her previous experience includes having held positions of responsibility in telephone companies and launching new companies in the sector. In the positions held previously he/she has proven himself/herself to be a dynamic, flexible and disciplined person with versatility and analytical skills. Perhaps that which is most noteworthy about this Director is his/her ability to view the whole picture and thus make decisions based on what is best for the company.

-------------------------------------------------------------------------------
                                 Director of Service and Application Development

This is a key position for FMCE's development, since one of the philosophies upon which this business project has been created is the constant innovation of services to adapt them to customers' needs. The director of this department is responsible for proposing solutions to satisfy the needs detected by the Sales and Marketing departments, placing special emphasis on customized services. Some of the other functions of this department are as follows:

--------------------------------------------------------------------------------

                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------


-        Reaching agreements with and managing key accounts.
-        Updating offers and maintaining a customer-oriented focus.
-        Staying in touch with manufacturers: innovations to be acquired.
-        Staying in touch with the developers of applications for new services.
- Maintaining relations with manufacturers and developers to reach strategic agreements.
-        Overseeing tests of new services and applications: R+D.
-        Staying in touch with universities: innovation.
- Forming part of the Board of Directors of FIRSTMARK INVESTMENTS (see Addendum 3.7 -- FIRSTMARK INVERSIONES).

FMCE seeks someone with vision, someone with established relationships with the above-mentioned players, someone with technical market experience (innovation) capable of understanding customers' tacit needs. Initial contacts have been made with headhunting agencies to locate candidates with recognized prestige in the telecommunication sector to occupy this position, candidates backed by important success stories in the rendering of this type of services.

--------------------------------------------------------------------------------
                                                               Director of Sales

The Director of Sales is responsible for planning, defining and achieving sales objectives and for supervising the sales network. He/she will establish and develop FMCE's internal and external sales network. He/she will control and maintain the client base, identifying new needs on a continuous basis. He/she will develop initiatives to win distributors' loyalty and identify training and support requirements.

FMCE seeks a dynamic person with sales experience and superior interpersonal relation skills. The person must have analytical and leadership skills, good contacts in the sector and experience in launching new products and services. He/she will have a proven ability to

--------------------------------------------------------------------------------

                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------


supervise large sales staffs and to orient them in a way which enables them to achieve their objectives in the demanding and changing telecommunications environment. FMCE has initiated conversations with executive personnel agencies who will present several candidates to be interviewed.

--------------------------------------------------------------------------------
                                                           Director of Marketing

The Director or Marketing is the person ultimately responsible for advertising, promotional and pricing policies and for market analyses and product management. The Director of Marketing will play a coordinating role between the departments, since the information from all the departments is complementary and contributes to a thorough knowledge of the market which is further enriched with the market studies conducted periodically. In order for this to occur, the company's internal lines of communication are fundamental and the channels have been designed to facilitate the exchange of information. The department conducts frequent market studies and organizes customer satisfaction surveys in addition to examining the opinions of vendors pertaining to the company's own network and to external networks in order to maintain the original customer-orientation of its services.

FMCE seeks a person with a clearly commercial background and a career in sales and marketing, part of which will have been spent in the Spanish telecommunications sector. The post will be occupied by a dynamic and innovative person with the ability to achieve quantitative objectives and who feels comfortable launching new products and services in a complex environment.

--------------------------------------------------------------------------------
                                                          Director of Operations

The Director of Operations handles all of the questions inherent to service provision: Billing, Installation, Maintenance and Customer Service. He/she is in charge of defining, implementing, auditing, expanding and renewing customer management related processes.

--------------------------------------------------------------------------------

                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------


He/she defines the requirements and use of the information systems implemented to efficiently automate such processes. He/she is responsible for establishing, monitoring and controlling the quality levels of customer management services. Supervises relations with external maintenance operators and has full authority for internal integration and departmental operations.

The person who occupies this post must be a professional with proven experience due to the importance of customer service in winning customers' loyalty and in view of the fact that he/she will be responsible for a large number of employees. He/she must be familiar with the telecommunications sector and must have participated in management projects involving large numbers of clients as well as an educational background in management and administration. All of this will be accompanied by an open mind, a willingness to dialogue and a proactive approach.

--------------------------------------------------------------------------------
                                                            Director of Networks

The Director of Networks is in charge of supervising the technical area and coordinating it with the rest of the departments, centralizing all information relative to network operations. He/she is responsible for network deployment, for ensuring that the network is operational and that the network allows FMCE to offer its clients high quality service. He/she plans the development and dimensioning of the network with respect to traffic in the coverage area. Sets standard quality parameters for the network along with the Director of Quality. Defines innovation policy and proposes the investments to be made as the network evolves and grows. Seeks synergies with the networks installed in other countries, taking advantage of partners' operations in the rest of Europe.

The person who occupies this position must be a professional with recognized experience in the area of network management, with a thorough knowledge of new radio access technology.

--------------------------------------------------------------------------------

                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------


He/she will have been trained in telecommunications and management as well as interpersonal skills which foster interdisciplinary dialogue.

--------------------------------------------------------------------------------
                                                 Director of Information Systems

The mission of the Director of Information Systems is to lead the process of technological innovation within FMCE and to align the systems with the strategic and operational needs of the business. He/she controls all internal and customer-related computer systems, ensuring that the general process support architecture works properly at all times while seeking synergies with European-wide computer networks. Determines the organization's future needs, infrastructure planning and investment to enable the rapid development of new products and services.

The professional chosen to occupy this position must have experience in similar positions with international companies; a professional capable of designing and managing the computer systems of a company with 639 employees providing service to more than 15,500 direct and indirect clients covering 253 cities. He/she will have a solid educational background in computers, experience in designing and managing systems for telecommunications networks and an expert in coordinating work and time. He/she must show personal interest in his/her work and keep him/herself up to date on the latest technological advances in the sector with the ability to understand and detect users' needs.

--------------------------------------------------------------------------------
                         Director of Administrative, Financial and Legal Affairs

This function is vital to a company which will have a turnover of 32,540 million pesetas in the year 2009. The Director of this department will draft budgets, negotiate with financial entities to guarantee balanced accounts and optimum yields for the cash on hand at all times. Plans and supervises investments and internal and external audits and controls the company's fiscal affairs. Ensures that all of FMCE's actions are carried out within the appropriate legal

--------------------------------------------------------------------------------

                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------


framework. His/her administrative tasks will include controlling the companies' accounts and reviewing legal and administrative information such as employment and commercial agreements, annual accounts, etc.

The person sought by FMCE to occupy this position must be a professional with good connections to financial institutions and experience in large enterprises or investment banks. He/she must be skillful at interpersonal relations and persuasive. He/she will direct a financial and legal team and must be surrounded by skilled professionals to whom he/she can delegate functions selectively. FMCE will value a global vision and analytical skill for assessing the operative and financial viability of projects.

--------------------------------------------------------------------------------
                                                     Director of Human Resources

The Director of Human Resources is ultimately responsible for FMCE's personnel and is in charge of selecting, hiring and training employees. His/her function is to plan the organization's development and to make provisions for growth and designing the career plans of the 639 employees on staff by the year according to the company's objectives. He/she will be in charge of maintaining and updating job descriptions, job assessments and the employee profiles required by each department. He/she will also keep personnel records up to date to reflect the level of training and the employee's progress in the company. He/she is responsible for establishing a salary policy commensurate with market prices and the responsibilities of each position. He/she negotiates retirements, sanctions and bonuses and represents the company in negotiating collective agreements with labor unions.

FMCE seeks a motivated individual with experience in dynamic companies and someone who has directed the growth of an expanding company. The position requires business psychology skills and a knowledge of labor law which must have been demonstrated in the candidate's prior positions. He/she must possess negotiating and communications skills and bring

--------------------------------------------------------------------------------

                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------


maturity, serenity and dynamism to the organization. He/she will foster a team spirit and creative solutions and will be capable of managing a staff of 639 employees.

--------------------------------------------------------------------------------
                         Director of Special Project and Institutional Relations

The Director of Special Projects and Institutional Relations is responsible for channeling FMCE's business development efforts and its relations with the sector and the business environment. He/she will be in charge of controlling and supervising new projects and analyzing their internal and external implications. Involves the rest of the organization in fulfilling FMCE's commitments to the government and is responsible for the image FMCE projects to the outside world, promoting that image among public and private institutions through presentations and events organized in coordination with the press and academic institutions. Participates in developing the Information Society in Spain by collaborating with the pertinent institutions.

This position requires an enterprising person will excellent communication skills who is capable of dealing with the press and official institutions and maintaining relevant contacts with public administrations. He/she must have experience managing budgets and projects and demonstrate an ability to implement and supervise a variety of projects. He/she must be a creative person who seeks solutions that combine innovation with effectiveness and viability.

--------------------------------------------------------------------------------
                                                             Director of Quality

The function of this department is to instill the concept of Total Quality in the corporate culture by means of a Quality Manual describing the processes needed to achieve total customer satisfaction which will be drafted and updated on a regular basis with management's participation and approval. Prepares periodic reports on the level of compliance with the stated objectives and the progress made and to be made. Conducts internal audits of FMCE's clients and personal and external audits of suppliers, subcontractors and external agents.

--------------------------------------------------------------------------------

                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------


Responsible for preparing the company to obtain quality certification such as ISO-9004 and ISO-14001 (issued by independent outside entities) which evaluate client processes and services. His/her responsibilities will include submitting reports to the Ministry of Development.

         The Quality Director's position is a key position for FMCE since it guarantees the company's internal quality and is responsible for safeguarding clients' trust in the company. It should therefore be occupied by a professional with charisma and the ability to coordinate and execute projects. Prior experience in similar positions and the ability to negotiate with other Directors will be considered an advantage.

                               DESCRIPTION OF THE MOST IMPORTANT PROCESSES 1.1.2
--------------------------------------------------------------------------------
The design of the organizational structure and processes encompassing all of the functions of an operator of FMCE's stature, from network configuration to after-sales service, eliminates internal barriers, guarantees interdepartmental communications and ensures that internal and external clients receive a level of service which exceeds their expectations.
 ................................................................................

Thanks to the support of its partners and outside experts, FMCE has identified in the PLANNING STAGE the key processes to be implemented during the DEPLOYMENT AND CONSOLIDATION PHASE. From day one, employees will have a simple and efficient process guide with measurable criteria to gauge compliance and which adhere to the objective of Total Quality in the rendering of FMCE's services and ensure its competitiveness in the performance of complex tasks or those requiring a certain degree of celerity.

The processes are conceived to support ongoing improvement and renovation as the employees acquire managerial experience and as customers define their needs and expectations. The tier one processes which FMCE will implement are presented below along with an indication of the principal inflows and outflows.

--------------------------------------------------------------------------------

                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------


--------------------------------------------------------------------------------
ILLUSTRATION 1-1-3 TIER ONE PROCESSES INCLUDE SUPPLIERS AND CLIENTS IN FMCE'S INTERNAL INFORMATION FLOWS.

                                [GRAPHIC OMITTED]

SOURCE: FIRSTMARK COMUNICACIONES ESPANA
--------------------------------------------------------------------------------


In addition to these processes, there are numerous support processes as indicated on the illustration below, which also shows the main inflows and outflows between the two types of processes.

--------------------------------------------------------------------------------
ILLUSTRATION 1-1-4 THE PROCESSES DESIGNED BY FMCE ELIMINATE THE BARRIERS AND OBSTACLES TO INTERNAL COMMUNICATIONS.

                                [GRAPHIC OMITTED]

SOURCE: FIRSTMARK COMUNICACIONES ESPANA
--------------------------------------------------------------------------------


In Document 16 on the composition of the Hiring Committee -- PLANNING THE PROCESSES AND

--------------------------------------------------------------------------------

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                                                      SECTION 1 - ANNEX ENVELOPE
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BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------


SYSTEMS TO BE INSTALLED BY FMCE there is a detailed description of the processes; here we have presented an overview of them. For each process, we have described their respective subprocesses in terms of the main activities they involve. A process map has been included in each case along with the main inflows nd outflows of each subprocess.

                                                               HIRING PLAN 1.1.3
--------------------------------------------------------------------------------
FirstMark Comunicaciones Espana is aware of the work involved in hiring a staff of 226 employees in 12 months which is why it has contacted specialized organizations to hire the best staff as quickly as possible. FMCE is committed to the personal and professional development of these employees, proof of which can be found in the 1,417 million pesetas it will invest in employee training.
As a result, FMCE will have the skilled staff it needs to face the new challenges which arise as the organization, the market and technology continue to develop.
 ................................................................................

FMCE is aware of the challenge involved in creating an organization to offer advanced services to more than 15,500 direct and indirect clients. Thanks to the experiences of its partners and directors, it is aware of the enormous responsibility each component of the organization must assume. It therefore intends to create an elite organization in the telecommunications market composed of 639 professionals who are in a position to achieve the goals set by FMCE. In doing so, the organization reaps the benefits of an ideal combination of experiences and FMCE builds solid and long-lasting relationships with its employees.

--------------------------------------------------------------------------------
A Balanced Array of Experiences

The organizational structure of an operator like FMCE requires diverse types of employees ranging from directors with experience in the sector and in specific business areas to recent high school and university graduates (diplomates and licentiates) or occupational training graduates. FMCE also intends to locate potential candidates at all levels who are currently unemployed and provide them with prior training. In doing so, the 639 jobs created by FMCE

--------------------------------------------------------------------------------

                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------


will provide new job opportunities throughout the organization to a wide variety of candidates.


--------------------------------------------------------------------------------
ILLUSTRATION 1-1-5 FMCE WILL CREATE A TOTAL OF 639 NEW, QUALITY JOBS AT ALL LEVELS OF THE ORGANIZATION FOR PEOPLE WITH VARYING LEVELS OF TRAINING AND EXPERIENCE.

------------------------------ ------ ------- ------ ------- ------- ------ ------- ------ ------- -------
           LEVELS              2000    2001   2002    2003    2004   2005    2006   2007    2008    2009
------------------------------ ------ ------- ------ ------- ------- ------ ------- ------ ------- -------
DIRECTORS                          8       8      8       8       8      8       8      8       8       8
------------------------------ ------ ------- ------ ------- ------- ------ ------- ------ ------- -------
MANAGERS                          12      17     20      22      23     24      25     26      26      27
------------------------------ ------ ------- ------ ------- ------- ------ ------- ------ ------- -------
ENGINEERS AND TECHNICAL          123     157    160     182     196    209     217    227     239     239
STAFF
------------------------------ ------ ------- ------ ------- ------- ------ ------- ------ ------- -------
SALES                             12      52     99     137     155    175     192    203     215     225
------------------------------ ------ ------- ------ ------- ------- ------ ------- ------ ------- -------
CUSTOMER SERVICE                  20      28     36      36      36     36      37     37      38      38
------------------------------ ------ ------- ------ ------- ------- ------ ------- ------ ------- -------
MARKETING                          5       7      9       9       9      9       9      9       9       9
------------------------------ ------ ------- ------ ------- ------- ------ ------- ------ ------- -------
SECRETARIAL AND                   40      50     56      63      66     71      73     74      77      78
ADMINISTRATIVE
------------------------------ ------ ------- ------ ------- ------- ------ ------- ------ ------- -------
OTHER                              6      10     12      13      13     15      15     15      15      15
------------------------------ ------ ------- ------ ------- ------- ------ ------- ------ ------- -------
TOTAL                            226     329    400     470     506    547     576    599     627     639
------------------------------ ------ ------- ------ ------- ------- ------ ------- ------ ------- -------

SOURCE: FMCE
--------------------------------------------------------------------------------


All customer service employees working the telephones will have at least a high school diploma; technicians will have an occupational training degree; secretaries, engineers and administrative personnel will have completed studies equivalent to the diploma level. Directors, managers, supervisors and engineers must hold a university degree. FMCE expects that at least 40% of all positions will be held by university graduates and 30% by graduates of level II occupational training or high school.

FMCE also intends to introduce a variety of experiences through the assignment of positions and the design of shifts. It will offer job opportunities for students to gain field experience, assigning two scholarships per department. 50% of the jobs will be reserved for groups who have the most difficulties entering the job market. 10% of the jobs will occupied by recent university graduates (considering the unemployment rate among the 20 to 24 year age group), the disabled, the long-term unemployed and people over the age of 40. Furthermore, in view of the fact that the unemployment rate among women is 15.71% compared to 7.85% for men1, FMCE's intention is that 40% of staff members will be women. This percentage is significantly higher than the average for the sector where 18.29% of all employees in the

--------------------------------------------------------------------------------

                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------


Transportation and Communication(2) Sector are women and 35.14% of computer company employees (a comparable sector are women(3). Finally, with the creation of flexible schedules, FMCE will offer job opportunities to people whose family obligations have prevented them from joining the workforce.

FMCE is aware of the effort involved in hiring a staff of these dimensions. It has precluded this from becoming a limitation to the organization's development by drafting a hiring plan which ensures the availability of the human resources needed for a rapid deployment of the network and to guarantee that clients receive the best possible service from the first day of operations. To hire less experienced people, FMCE will take advantage of a number of different sources: universities and the INEM (National Employment Institute); advertisements in national newspapers and specialized publications, participation in business forums; and advertising job offers on the company's own Web page and special employment web pages such as Global Net's job offers (bolsadetrabajo.com), trabajo.org o empleosmx.com.

FMCE has already been in touch with the Telecommunications Engineering Schools of the Madrid Polytechnic University and the Catalunya Polytechnic University and expects to initiate talks with private universities offering business administration and management programs (ICADE, ESADE and Deusto) as well as Spain's leading regional universities. It has also initiated talks with the leading HEADHUNTERS to guarantee that the 10 directorships are filled in less than six months.

--------------------------------------------------------------------------------
Long-lasting Employment Relations and Continuing Education Plan

FMCE's high standards, the high level of innovation proposed and the innovative nature of the technology being deployed guarantee the creation of quality jobs. FMCE will reinforce this


------------
(1) Source: Active Population Survey, INE. 1998.

--------------------------------------------------------------------------------

                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------


commitment with solid and long-lasting labor relations with all employees. It is FMCE's desire that all of its employees grow and develop in the company and in this regard all of the jobs created will be permanent positions. In terms of salaries, FMCE is aware that economic remuneration alone is not enough to ensure complete professional fulfillment. As a result, it will design customized career plans jointly with each employee when they join the company and provide them with ongoing training.

During the first months of activity, employees will have the opportunity to work closely with experts hired temporarily to transfer their knowledge, thus providing them with very valuable training which will consolidate the company's activities in a shorter period of time and enable the company to render high quality services from the very beginning. The concept of practical training continues over the course of the company's life cycle since all employees have open contact with their supervisors and the opportunity to develop new skills by working in different departments.

In addition to all of the above, FMCE will implement an integral continuing education plan from the very first day of its activity allowing employees to acquire knowledge, recycle themselves, prepare them to gradually assume more responsibilities and enable them to grow within the company. FMCE offers specific training for each business area and provides for access to external courses which benefit the personal development of its employees. Technicians will have one full year of training before assuming their responsibilities and each employee will receive an average of 10 hours of training per month, backed by an total investment of 1,417 million pesetas in training (See Addendum 2.2 -- TRAINING PLAN.)

Obviously, these motivational policies are no replacement for the right economic remuneration.

---------------
(2) Source: Active Population Survey, INE. First quarter 1999.
(3) Source: Europa Press. 16 May 1999.

--------------------------------------------------------------------------------

                                                      SECTION 1 - ANNEX ENVELOPE
        DIRECT AND INDIRECT CONTRIBUTIONS TO THE CREATION OF EMPLOYMENT,    3
BOTH RELATED AND UNRELATED TO THE PROEJCT. - COMMITMENTS AND GUARANTEES. -------


Each job will be remunerated by a competitive salary to be negotiated personally with each employee before they join the company. In addition to base salary, all employees will have the opportunity to earn:

- Bonuses based on the goals set with the manager of each department on the basis of certain measurable criteria divided into:

- The obtainment of personal objectives (compliance with quality parameters, assumption of responsibilities, proaction, interpersonal relations, discipline...).
-        Exceeding personal objectives;
-        The company's results.
-        A pension plan.
- In addition to his or her salary, FMCE will offer each employee a pension plan to guarantee employees a comfortable retirement pension to supplement their social security benefits. The company will initiate contacts with private pension funds to manage the funds allocated by the company to its employees' pension plans.

In short, it is FMCE's desire that employees will enjoy a long-term career with the company and is thus committed to its employees not only in terms of salary but also on a professional level, offering them the chance to acquire new skills, to learn from experts concerned with their development and to accumulate experiences in different areas of the company. Vacancies which arise will be offered to company employees before being offered to persons outside of the organization and will receive the theoretical and practical training they need to assume their new responsibilities. FMCE offers its employees a career, not just a job.


--------------------------------------------------------------------------------

                                                       PART 2 - ADDENDA ENVELOPE
  DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND INDUSTRIAL       3
             DEVELOPMENT OF THE NATIONAL ECONOMY RELATED TO THE PROJECT      ---

                                            EXTENDED COVERAGE AND DEPLOYMENT 2.1
--------------------------------------------------------------------------------

FMCE's coverage includes 253 Spanish cities, thus surpassing the requirements of the Order of October 7, 1999 approving the conditions for the awarding of three individual C2 type licenses for the establishment and operation of public radio access networks on the 3.4 to 3.6 GHz band. It is committed to the design of a network which responds to the specific demands of its clients, which optimizes the exploitation of the spectrum and which has minimum effects on the environment, in addition to guaranteeing that the investments made will redound to the benefit of the national economy, ensuring that 25% of the equipment components acquired are made in Spain.
 ...............................................................................

Thanks to the support of its partners and suppliers and to a detailed plan, FMCE proposes a coverage and deployment plan which far surpasses the requirements of the award conditions and which therefore makes substantial contributions to technological and industrial development above and beyond those to be expected of an operator deploying radio access technology. It should be noted that FMCE will bring the advantages of wide band radio to 253 cities located in all of the Autonomous Communities, covering 72 cities in just 12 months. During the deployment process, FMCE is willing to modify its plans to make provisions for the special needs of other operators and official organizations and guarantees respect for the urban and natural environment.

The aspects involving additional efforts that go above and beyond the requirements of the award conditions are summarized below. Please refer to Parts
2.3 RADIOELECTRICAL COVERAGE PLAN and 2.4 - NETWORK DESIGN AND ENGINEERING , in Envelope 2 - TECHNICAL PROPOSAL for more information.
--------------------------------------------------------------------------------

                                                       PART 2 - ADDENDA ENVELOPE
  DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND INDUSTRIAL       3
           DEVELOPMENT OF THE NATIONAL ECONOMY RELATED TO THE PROJECT        ---

                                                DESCRIPTION OF THE PROJECT 2.1.1

--------------------------------------------------------------------------------

The network deployed according to the project proposed by FMCE will cover 72 cities in 12 months and 253 cities by the year 2009, with a total of 531 stations operating. This will enable the company to offer its services to 15,560 clients with traffic needs of 70,277 Mbps. In addition, FMCE will modify the design of its network in response to the demands of other operators and official entities in order to provide wide band service wherever it is needed.
 ................................................................................

FMCE plans to provide coverage in each one of the Autonomous Comminutes, including 24 cities with more than 200,000 inhabitants, in less than eight months and 253 cities by the year 2009. In doing so, FMCE will far exceed the award conditions in terms of both deadlines and the number of cities covered.

--------------------------------------------------------------------------------
ILLUSTRATION    2.1-1 FMCE WILL REACH A TOTAL OF 253 CITIES BY THE YEAR , FAR
                      EXCEEDING THE COVERAGE REQUIREMENTS CONTAINED IN THE
                      AWARD CONDITIONS.

                                [GRAPHIC OMITTED]

SOURCE: FMCE

--------------------------------------------------------------------------------


In recent months FMCE has been preparing a closely detailed radioelectrical plan in order to design the thorough, ideal coverage plan which is one of the cornerstones of our proposal. This detail guarantees the operator's rapid deployment since the target customers, the location of sites, the number of base stations, the coverage areas, the segmentation, the reuse of frequencies and other parameters are clearly defined. With 978 stations deployed (operative and reinstated) between 2000 and 2009, FMCE will be capable of serving clients with traffic needs of 70,277 Mbps.
--------------------------------------------------------------------------------

                                                       PART 2 - ADDENDA ENVELOPE
  DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND INDUSTRIAL       3
           DEVELOPMENT OF THE NATIONAL ECONOMY RELATED TO THE PROJECT        ---


--------------------------------------------------------------------------------
ILLUSTRATION    2.1-2 FMCE HAS PREPARED A DETAILED RADIOELECTRICAL PLAN WHICH
                      HAS ALLOWED IT TO MAKE AMBITIOUS BUT REALISTIC COVERAGE FORECASTS, GUARANTEEING ITS ABILITY TO COMPLY WITH ITS COMMITMENTS IN THIS REGARD.

                                [OBJECT OMITTED]

SOURCE: FMCE
--------------------------------------------------------------------------------


For the design hypothesis we have chosen quality parameters which guarantee the most optimistic coverage's, deadlines and locations possible. The radioelectrical coverage has been planned to offer 99.995 percent availability; through attenuation calculations we have obtained maximum coverage radiuses for the most unfavorable case stricter than usual since they take the effects of the propagation of pluviosity and gases into account - for the purpose of serving all metropolitan and surrounding areas of cities with more than 200,000 inhabitants and covering at least 90% of the target market segment in all other cities, broken down by urban area, industrial parks, etc.

This coverage can be expanded, since FMCE will provide coverage on demand. To do so it will deploy base stations to respond to the needs of other operators or clients with installations in areas where there is no coverage and will contact official Spanish entities to identify their particular needs. It should be noted that we have already held conversations with the Localret group of municipalities (see Addendum 2-6 - LETTERS TO LOCAL GOVERNMENTS ) and that a commercial team will be formed to negotiate with local governments who do not have a representative entity.

Finally, FMCE would like to stress its strict respect for the environment during the planning, implementation and enlargement of the network. FMCE will use existing structures to the extent possible, both buildings and telecommunications infrastructures, and in the event that it becomes necessary to build new buildings or install antennae, will respect all Community, national, regional and local legislation. Moreover, the company supports the right of citizens to
--------------------------------------------------------------------------------

                                                       PART 2 - ADDENDA ENVELOPE
  DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND INDUSTRIAL       3
           DEVELOPMENT OF THE NATIONAL ECONOMY RELATED TO THE PROJECT        ---


enjoy their cities and their historical-artistic buildings, collaborating closely with the local governments involved in this regard (See Addendum 2-6 - LETTERS TO LOCAL GOVERNMENTS ). It also guarantees the safety of its employees and the general population by observing all of the guidelines established by international organizations. Finally, FMCE will conduct an environmental study and will take the actions needed to obtain ISO-14001 certification (For more information see Part 2.5 - ENVIRONMENTAL PLAN , Envelope - TECHNICAL PROPOSAL).

FMCE is fully confident in its ability to fulfil the commitments inherent in its coverage and deployment plan due to its close relations with its suppliers FLOWARE/SIEMENS, ALCATEL, ERICSSON and NORTEL and the solid experience of its suppliers and its partner, FirstMark Communications Europe.

                                                             CONTRIBUTIONS 2.1.2
--------------------------------------------------------------------------------
FMCE guarantees maximum coverage in the shortest possible time with a high quality network. In doing so, it increases local loop competition and offers the advantages of wide band to large user segments. It should also be noted that the coverage and deployment plan optimizes spectrum exploitation and keeps the environmental impact of the installation to a minimum. Finally, the investment in the Plan will redound to the benefit of the national economy since FMCE guarantees that 25% of the supplies will be Spanish .
 ................................................................................

The Coverage and Deployment Plan proposed by FMCE makes significant contributions to technological and industrial development by expanding upon the requirements of the Conditions:

- FMCE guarantees coverage in 253 cities, far surpassing the stated requirements and promoting the effective opening of the local loop.

- Providing coverage to a larger number of cities than required will entail investments amounting to 24,961 million pesetas. FMCE guarantees that this investment will redound to the benefit of the national economy by pledging that 25% of the supplies will be made in Spain.
--------------------------------------------------------------------------------

                                                       PART 2 - ADDENDA ENVELOPE
  DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND INDUSTRIAL       3
           DEVELOPMENT OF THE NATIONAL ECONOMY RELATED TO THE PROJECT        ---


- This additional investment effort (considered separately from the global project) alone generates a total of 2,716 years-person of indirect employment between 2000 and 2009.

- Its strict respect for the environment enables FMCE to guarantee a minimum impact on the natural and urban environment. In addition, FMCE will take the actions needed to obtain ISO-14001 environmental certification (allocating 10 Mm ptas. during the first year) and will collaborate with the local governments involved during the deployment phase.

- FMCE guarantees deployment on demand by other operators and will contact official organizations to identify their potential needs. FMCE has reached an agreement with LOCALRET, an organization of 691 local Catalan governments, to render wide band services according to their particular specifications.

                                  ACTIONS REQUIRED FOR PROJECT DEVELOPMENT 2.1.3
--------------------------------------------------------------------------------

Based on a detailed cartographic analysis - in two or three dimensions - of 24 target cities conducted during the Planning Phase, FMCE will implement a very carefully planned network deployment covering 253 cities and guaranteeing an availability percentage of radio link services higher than 99.95 percent FMCE has held negotiations with its suppliers and thanks to its close relations with them and to their prior commitment, FMCE guarantees the initial coverage required within five months.
 ................................................................................

FMCE has made a special effort to create a radio plan as closely detailed as possible, using the following resources to do so:

- DIGITAL CARTOGRAPHY with land models of 24 cities, including building heights in 6 of them and geopositioning of clients and with a very high level of detail.

- VERY RESTRICTIVE CALCULATION PARAMETERS: to guarantee a high level of availability, higher than 99.995 percent; most unfavorable scenario using data on the UIT-R pluviometric zone and the historical files available for recent years; direct line method in free space; excess attenuation introduced by rain and atmospheric gases; and the most unfavorable frequency.
--------------------------------------------------------------------------------

                                                       PART 2 - ADDENDA ENVELOPE
  DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND INDUSTRIAL       3
           DEVELOPMENT OF THE NATIONAL ECONOMY RELATED TO THE PROJECT        ---


- OPTIMIZATION OF THE COVERAGE AND SUBSEQUENTLY OF THE TRAFFIC: SIRENET design tool; multiplication of estimated traffic by eight; optimum spectrum exploitation with dynamic band assignment; measures to prevent traffic interruptions.

- LOCATION AND NEGOTIATION OF SITES : Permitting a detailed description of the base station and a definition of the project phases involving site conditioning.

- DETAILED STUDY OF THE POSSIBILITY OF INTERCITY TRANSPORT permitting the deployment to include cities not originally included due to their size or industrial development by reusing excess capacity or dark fiber.

   BUSINESS PLAN, FINANCIAL PLAN, INVESTMENT PLAN AND ECONOMIC ASSESSMENT. 2.1.4
--------------------------------------------------------------------------------
FMCE has assumed an extraordinary investment effort attempting to provide service to as many cities as possible in the shortest amount of time. It expects to invest a total of 24,961 million pesetas in surpassing the requirements of the award conditions. It will also invest 10 million pesetas in environmental studies during the first year of operations.
 ................................................................................

The extended coverage and deployment proposed by FMCE requires incremental investments in the amount of 24.961 million pesetas over a ten-year period. It should be noted that FMCE is making an extraordinary investment effort by depreciating its equipment over a five-year period rather than the usual seven years. It should also be remembered that these investments may increase as a result of FMCE's commitments to its clients, since its intention is to provide its services wherever they are needed.

The complementary environmental study will require an investment of 5 to 15 million pesetas, depending on the depth, objectives and coverage. FMCE has allocated five million pesetas for obtaining ISO-14001 certification and another five million for conducting an environmental study during the first six months of operation.

While the bulk of these investments will be made during the first years of operation, given FMCE's commitment to deploy the network as quickly as possible, it should be noted that the
--------------------------------------------------------------------------------

                                                       PART 2 - ADDENDA ENVELOPE
  DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND INDUSTRIAL       3
           DEVELOPMENT OF THE NATIONAL ECONOMY RELATED TO THE PROJECT        ---


company will maintain a high level of investment over a ten-year period by continuing to expand on its coverage during that time.

-------------------------------------------------------------------------------
ILLUSTRATION 2-4-5 FMCE WILL INVEST AN ADDITIONAL 24,961 MILLION PESETAS
                   OVER A TEN-YEAR PERIOD TO ACHIEVE THE COVERAGE OF 253 SPANISH CITIES AND WILL INVEST 10 MILLION PESETAS ON ENVIRONMENTAL STUDIES DURING THE FIRST YEAR .

-------------------------------------------------------------------------------------------------------------------
      (MM PTAS.)          2000      2001     2002     2003     2004     2005     2006     2007     2008     2009
-------------------------------------------------------------------------------------------------------------------
INVESTMENT FOR 400         20,633    5,423    2,990    2,221    1,856    5,117    4,931    4,114    1,762    1,434
CITIES
-------------------------------------------------------------------------------------------------------------------
 INCREMENTAL NETWORK        5,917    4,081    2,204    1,742    1,498    2,367    2,727    2,056    1,317    1,051
INVESTMENTS
-------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL STUDY
BUDGET                         10        -        -        -        -        -        -        -        -        -
-------------------------------------------------------------------------------------------------------------------
SOURCE: FMCE
-------------------------------------------------------------------------------------------------------------------

                                                 SECTION 2 - ANNEXES  ENVELOPE
          DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND      3
INDUSTRIAL DEVELOPMENT OF THE SPANISH ECONOMY RELATED TO THE PROJECT    ------

                                                               TRAINING PLAN 2.2
--------------------------------------------------------------------------------
FMCE reflects its commitment to the personal and professional development of its 639 employees through a total investment of 1,417 million pesetas in employee training programs to enable them to assume the new challenges brought about by the organization's development, the market and technology. The integral continuing education program proposed by FMCE provides for re-educating the unemployed prior to their joining the staff, training twenty-first century Spanish telecommunications experts and contributing to the creation of quality jobs.
 ................................................................................

To enable FMCE employees to develop their professional careers within the company and to ensure that they are constantly prepared to face the challenges presented by the market and the sector in which FMCE operates, FMCE will supplement its ambitious hiring plan with a training plan in which it will invest a total of 1,417 million pesetas between 2000 and 2009. The training plan envisions a specific program for re-educating the unemployed and will include the collaboration of the company's suppliers (See Addendum 3.2 - TRAINING CENTER.) It also calls for a full year of training for network technicians.

The structure of an operator such as FMCE requires different types of employees ranging from directors with experience in the sector and the specific business areas to recent graduates of universities and occupational training centers. All employees will receive training prior to joining the company in order to familiarize them with the company, its values, the services its provides and the technology it uses. Those employees with the least experience will find the orientation courses helpful in familiarizing them with the tasks they will be asked to perform. Finally, FMCE will place special emphasis on the unemployed, offering them the retraining they need to reenter the workforce.

With all of this, FMCE offers potential Spanish employees the chance for a professional career which includes the continuous acquisition of new skills. FMCE will create new opportunities for quality employment, renewing its employees' competitiveness and training skilled professionals capable of meeting the challenges of a dynamic market.
--------------------------------------------------------------------------------

                                                 SECTION 2 - ANNEXES  ENVELOPE
          DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND      3
INDUSTRIAL DEVELOPMENT OF THE SPANISH ECONOMY RELATED TO THE PROJECT    ------


                                                DESCRIPTION OF THE PROJECT 2.2.1
--------------------------------------------------------------------------------

FMCE will train each one of its employees prior to their joining the staff and will design a continuing education program adapted to their specific needs, providing employees with the skills needed to assume new responsibilities throughout their careers. The practical and theoretical training will be offered both on and off the company's premises in response to the company's changing needs as it evolves. The proposed plan also makes provisions for the specific needs of the unemployed whom FMCE expects to hire and retrain.
 ................................................................................

FMCE's employees will have reliable proof of the company's commitment to their personal and professional development through the availability of tools which go above and beyond process or information systems manuals. Rather, as FMCE sees it, the employee's most useful tool is his or her ability to assume the responsibilities inherent to his or her particular job.

The hiring plan designed by FMCE guarantees the selection of personnel with a level of training prior to joining the staff which enables them to occupy their positions (See addendum 1.1.3 - HIRING PLAN.) However, FMCE envisions this preparation as part of an integral continuing education program. The training offered to each employee is based on the assumption that he or she will be developing a career with the company (from the initial training to facilitate integration through the advanced training which enables employees to develop and take on new challenges) and is adapted to each employee's individual profile, based on his or her skills and professional background..

Three facets of FMCE's Training Plan are worthy of special mention: training during the launch phase, ongoing training during the consolidation phase and specific training for the unemployed.

--------------------------------------------------------------------------------
Training during the launch

During the first few months of activity, employees will receive orientation in different areas to enable them to dominate the activities as quickly as possible and to provide quality service from the very first day. FMCE has reach agreements with partners and suppliers under which
--------------------------------------------------------------------------------

                                                 SECTION 2 - ANNEXES  ENVELOPE
          DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND      3
INDUSTRIAL DEVELOPMENT OF THE SPANISH ECONOMY RELATED TO THE PROJECT    ------


their experts will handle the practical training of these employees.

During the first months of operation, experts from FMC Europe will be on hand to transmit their knowledge of the business and to train local employees in the technology as will external consultants to support the launching of processes and services. Finally, suppliers' employees will be available for the first 12 months to guarantee that network operations run smoothly. The employees who will take over the maintenance of the system after the warranty period has expired will be trained during this time.

The experts used during the initial months will offer stability to this project by converting local employees into experts in an avant-garde technology. This training stage with conclude 18 months after the license is granted with the management being turned over to the company's local staff.

--------------------------------------------------------------------------------
ILLUSTRATION    2-2-1 DURING ITS FIRST MONTHS OF ACTIVITY, FMCE WILL OFFER ITS
                      EMPLOYEES PRACTICAL TRAINING WHICH WILL REDOUND TO THE BENEFIT OF THE QUALITY OF SERVICE OFFERED TO END CUSTOMERS.


      Training during first months                           Goal                                      Duration
------------------------------------------ ---------------------------------------- ---------------------------------------
            Partners' experts              To transmit the business and                               18 months
                                           technology knowledge acquired in other
                                           countries.
------------------------------------------ ---------------------------------------- ---------------------------------------
     Equipment supplier's employees        To acquire the skills needed to                            12 months
                                           install and maintain the network in
                                           general as well as the particular
                                           equipment.
------------------------------------------ ---------------------------------------- ---------------------------------------
           Expert consultants              To facilitate the implementation of                        18 months
                                           the company's organizational
                                           structure, processes and policies.
------------------------------------------ ---------------------------------------- ---------------------------------------

SOURCE: FIRSTMARK COMUNICACIONES ESPANA
---------------------------------------------------------------


-------------------------------------------------------------------------------
Ongoing Training During Consolidation

From the very first day of its activity, FMCE will have a training plan in place to educate and retrain employees and to prepare them to assume increasing amounts of responsibility and develop within the company.

First of all, the environment of close collaboration fostered by the company will enable employees to keep the lines of communication open with their colleagues from different
--------------------------------------------------------------------------------

                                                 SECTION 2 - ANNEXES  ENVELOPE
          DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND      3
INDUSTRIAL DEVELOPMENT OF THE SPANISH ECONOMY RELATED TO THE PROJECT    ------


departments and with their supervisors constitutes a source of practical training. FMCE will supplement this training with horizontal mobility or exchange programs that enable employees to increase their knowledge and skill levels by spending time in other departments. Finally, FMCE will offer specific theoretic training for each business area in the form of computer-aid and personal attendance courses.

The specific training which network technicians will receive as part of this Plan should be noted. These technicians will not be considered functional during the first year of employment while they are receiving special training in the new technology.

--------------------------------------------------------------------------------
ILLUSTRATION 2-2-2    CAREER-LONG TRAINING OF FMCE EMPLOYEES WILL ENABLE THEM TO
                      ASSUME INCREASING LEVELS OF RESPONSIBILITY.

----------------------------------------- --------------------------------------------------------------------------------
          ORIENTATION TRAINING            Introduction to the company: philosophy, values, mission.
         (2 weeks after hiring)           Introduction to the business: technology, services, customers, market.
                                          Introduction  to operations:  general  processes and specific  processes of the department where the new employees will be working, tasks to be performed.
----------------------------------------- --------------------------------------------------------------------------------
           TECHNICAL TRAINING             To  create  experts  in radio  access  technology:  control  of the  deployment
                (1 year)                  process, control systems,  managing frequencies,  correcting faults, installing equipment.
----------------------------------------- --------------------------------------------------------------------------------
           REFRESHER COURSES              Keeping up to date on technological change,
                                          research, business forecasts. (Once a month) Analyzing the market, trends and customers' needs. Training on new network features, new services offered, new applications developed. Teaching employees how to use computer tools.
----------------------------------------- --------------------------------------------------------------------------------
           PERSONAL TRAINING              Enables employees to acquire the skills needed to progressively assume higher
                                          (4 times per year) levels of responsibility and to develop their careers with the company.
----------------------------------------- --------------------------------------------------------------------------------
        TRAINING WITH SUPPLIERS           Enables employees to take get the most out of the innovations and advances
                                          (Twice a year) introduced by suppliers.
----------------------------------------- --------------------------------------------------------------------------------
           EXTERNAL TRAINING              Allows employees to develop skills which will be useful to them in their
                                          (case by case) career with FMCE: languages, conferences, university seminars,
                                          MBAs.
----------------------------------------- --------------------------------------------------------------------------------

SOURCE: FIRSTMARK COMUNICACIONES ESPANA
----------------------------------------------------------


--------------------------------------------------------------------------------
Special Training for the Unemployed

FMCE intends to hire people who are currently unemployed, giving priority to people in situations of long term unemployment and those over the age of 40. FMCE believes that these people have the potential to become valuable employees given their prior experience in the job market because they are highly motivated to get back into the workforce. All they need is some specific training to update their skills and to join a sector with which they are probably not
--------------------------------------------------------------------------------

                                                 SECTION 2 - ANNEXES  ENVELOPE
          DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND      3
INDUSTRIAL DEVELOPMENT OF THE SPANISH ECONOMY RELATED TO THE PROJECT    ------


familiar.

To do so, FMCE will design a special "recycling" training program adapted to the specific qualifications of the unemployed people hired. Thus, in addition to the orientation training which all new employees receive, these staff members will receive a more intensive training course to prepare them to perform the required tasks. FMCE has identified the following examples:


- Employees with prior experience operating or assembling machinery will be trained for installation and maintenance positions. FMCE has negotiated a special training program with one of its potential equipment suppliers to retrain these operators.

- People who have prior sales experiences or who have held positions involving contract negotiations or contact with the public will be trained internally for customer service or reception positions.

- People with prior experience in jobs involving document management or administration and with demonstrated organizational abilities will be trained for administrative or clerical positions. FMCE is in the process of identifying centers that specialize in teaching computer skills, typing, languages and other practical skills.

As soon as they join the staff, these employees will receive the same training as the rest of the company's employees which includes "refresher" courses and courses organized by suppliers or other external educational centers.

                                                             CONTRIBUTIONS 2.2.2
 ...............................................................................

FMCE offers its employees a professional career, not just a job. It enables the unemployed to reenter the workforce, opens up new job opportunities to young entrepreneurs and contributes to the creation of an important team of experts in telecommunications and new generation technologies. Finally, the training and motivation offered by FMCE's plan redounds to the benefit of higher customer service levels.
 ...............................................................................

People are a company's most valuable asset. Through the training offered to its employees
--------------------------------------------------------------------------------

                                                 SECTION 2 - ANNEXES  ENVELOPE
          DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND      3
INDUSTRIAL DEVELOPMENT OF THE SPANISH ECONOMY RELATED TO THE PROJECT    ------


and by hiring the right professionals, FMCE intends to bring together a staff of experts covering all of the areas related to the operation and management of an avant-garde technology. Each FMCE employee will receive an average of 10 hours of training per month, representing a total investment by FMCE of 1,417 million pesetas. This entails advantages not only for the company but for employees, customers and society as well.

- FMCE will create new job opportunities for people who are motivated to fulfil their professional objectives and is committed to their personal and professional fulfillment through its integral continuing education plan.

- FMCE will offer people who are currently unemployed the chance to reenter the job market, providing them with the training they need to assume new responsibilities or to do jobs they have not done before.

- A thorough knowledge of the business and the technology acquired by FMCE's employees will situate them on the vanguard and increase their competitiveness in the job market, enabling them to explore new opportunities in the domestic market or to participate as experts on international projects.

In addition to the positive working environment which will be created when employees understand that the company is committed to their success, and thanks to the support they receive in this regard, the high qualifications of its employees as a result of FMCE's training efforts will redound to the benefit of a level of customer service quality. Moreover, FMCE is convinced that the proposed training plan is crucial to the success of its "one-to-one" marketing plan, which require that all employees be capable of advising clients on the most suitable solutions for their particular situation. Finally, FMCE's employees will be ready to assume new market challenges as market demands evolve.

All of this is proof of the high quality employment created by FMCE, with obvious advantages
--------------------------------------------------------------------------------

                                                 SECTION 2 - ANNEXES  ENVELOPE
          DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND      3
INDUSTRIAL DEVELOPMENT OF THE SPANISH ECONOMY RELATED TO THE PROJECT    ------


for society and for Spain's competitiveness and with very positive consequences for Spanish consumers. Finally, the employment plan designed by FMCE will enable it to train twenty-first century telecommunications experts and to place Spain at the forefront of these new technologies.

                                   ACTIONS REQUIRED TO DEVELOP THE PROJECT 2.2.3
-------------------------------------------------------------------------------
FMCE has sketched the master lines of its training plan, begun the search for specialists to offer the classes and contacted special training centers. It has also negotiated with its equipment suppliers to provide training during the initial stages of the project and has identified the tasks which will enable the company to meet its long-term commitments relative to employee training.
 ...............................................................................

During the planning phase of the project, FMCE has drawn the master lines of its integral continuing education program. This will enable the company to guarantee the fulfillment of its training commitments and to demonstrate to its employees its commitment to their personal and professional development within the company. FMCE has identified the potential training needs of its staff, composed of several different levels of experience, and is also conscious of the fact that it faces the challenges of launching a new technology and satisfying the changing needs of its customers by offering them high quality service. FMCE is in the process of negotiating with external experts who can fulfill specific training requirements and has begun searching for professionals to handle internal training programs.

- FORMALIZING AGREEMENTS WITH PARTNERS. FMCE expects to hire its partner's experts on a temporary basis to transfer their knowledge of the technology, the business and management requirements. As soon as the license is granted, these experts will be officially hired on a temporary basis for a term which is expected to last some 18 months.

- FORMALIZING AGREEMENTS WITH EQUIPMENT SUPPLIERS: FMCE has negotiated with its "turnkey" equipment supplier to train the FMCE employees who will eventually be in charge of operating and maintaining the network.. This supplier will also provide specific training to
--------------------------------------------------------------------------------

                                                 SECTION 2 - ANNEXES  ENVELOPE
          DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND      3
INDUSTRIAL DEVELOPMENT OF THE SPANISH ECONOMY RELATED TO THE PROJECT    ------


     FMCE installers, giving them a thorough understanding of the components supplied and enabling them to comply with the quality levels established by FMCE. This training will last for one year and may be extended. The supplier will also participate in FMCE's continuing education programs by organizing courses and seminars and specific programs for retraining the unemployed. (See addendum 3.2 - TRAINING CENTER for the examples proposed by a potential supplier).

- FORMALIZING AGREEMENTS WITH EXTERNAL TRAINING CENTERS: FMCE has been in touch with some of the leading schools of higher education to learn about their management training programs. In addition, since the unemployed persons it intends to hire may not have the practical skills required for the telecommunications sector, it has also begun looking for quality educational centers to handle the special training which is not covered internally such as typing, computer and language courses. In this regard, the company is evaluating these centers internally and has also been in touch with INEM's Provincial Training Department to learn about how occupational training works and with the Community of Madrid's Training Coordinator to learn about the officially approved training centers.

- HIRING TRAINERS: Employees in the Human Resources Department will have experience designing career plans and training plans and will be in charge of adapting the available training programs to the company's and the employees' needs, keeping updated records of each employees' participation. In this regard, the Department of Human Resources will have a working group devoted exclusively to the organization of internal training plans. This group will include the staff trainers in charge of offering orientation courses to new employees and employees from other departments in charge of offering specialized courses.

- IMPLEMENTING THE TRAINING PLAN: At the time of hiring, an interview with the Human Resources Department will be scheduled for each new employee to design a personalized
--------------------------------------------------------------------------------

                                                 SECTION 2 - ANNEXES  ENVELOPE
          DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND      3
INDUSTRIAL DEVELOPMENT OF THE SPANISH ECONOMY RELATED TO THE PROJECT    ------


     career plan and to integrate the employee in the continuing education plan. Based on the job evaluations received from their supervisors, follow-up meeting will be held (annual) to adapt the plan as needed and to identify the training programs which are best suited to the employees' needs. FMCE has designed the master lines of a typical training plan which is reflected in illustration 2-2-2. One of the Human Resources Department's most important missions is to design the initial training program to be implemented. FMCE expects to have the first courses organized within six months.

    BUSINESS PLAN, FINANCIAL PLAN, INVESTMENT PLAN AND ECONOMIC ASSESSMENT 2.2.4
--------------------------------------------------------------------------------
FMCE has allocated a total of 1,417 million pesetas to training in its financial plan, since it considers that the benefits of such an investment for employees, for the company and for its clients are incalculable.
 ................................................................................

FMCE has included a total investment of 1,417 million pesetas in training in its business plan. (See Addendum 8 - FINANCIAL MODEL, Envelope 2 - TECHNICAL PROPOSAL.) This figure includes the cost of hiring experts during the initial operating period, the cost of training the company's technicians for one-year and the cost of ongoing training for all of the company's employees. All told, the investment in training amounts to at least 2% of employees' salaries and is backed by a guarantee (See Part 2 - DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL DEVELOPMENT OF THE NATIONAL ECONOMY RELATED TO THE PROJECT. - COMMITMENTS AND GUARANTEES).

-------------------------------------------------------------------------------
ILLUSTRATION 2-2-3 FMCE WILL INVEST A TOTAL OF 1,417 MILLION PESETAS IN STAFF
                    TRAINING.

        ----------------------------------------------------------------
         2000  2001  2002  2003 2004  2005  2006 2007  2008  2009 TOTAL
        ----------------------------------------------------------------
         255    204   68   170   138   131  115   124   134   78  1,417
        ----------------------------------------------------------------

SOURCE: FMCE
--------------------------------------------------------------------------------

                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


                                       COOPERATION WITH THE ONCE FOUNDATION 2.3
--------------------------------------------------------------------------------

FMCE has signed a cooperation agreement with the ONCE Foundation that constitutes a framework for FMCE to make a contribution to initiatives that foster the employment of handicapped people and that help overcome the barriers for greater integration in the work place and socially for this social group. FMCE reserves a budget of 910 million pesetas to invest in the development of the project, whose execution will be formalized through trade contracts and agreements of general interest.

 ................................................................................

It is FMCE's intention to undertake important social work with its project for the development of a public fixed radio access network, contracting handicapped people for its work force for the purpose of representing this work group and contributing to the facilitate their insertion into the work place. With this aim, it has contacted the ONCE Foundation for the Cooperation and Social Integration of Handicapped People, conceived as a means of cooperation and solidarity of the Spanish blind with the rest of the people with disabilities in order to improve their quality of life, which gives representation in its Organization to the ONCE, COCEMFE, FEAPS, CNSE and FIAPAS.

FMCE has identified many other opportunities to generate employment, indirectly, for the group of people with some type of disability through its participation in the development of joint initiatives with the ONCE Foundation and with its stack companies that make up FUNDOSA GRUPO, S.A., especially in the new information technologies business area. To this end, it has signed a cooperation agreement with this institution that serves as a relationship framework for the future compliance with these objectives.

With this, FMCE is fomenting the labour and social integration of the Spanish people having disabilities, especially through the explotation of telecommunications and is contributing to the development of new applications of interest to this group and in general. It has set aside part of its budget reaching 910 million pesetas in ten years for the carrying out of its objectives.

--------------------------------------------------------------------------------

                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


                                                      PROJECT DESCRIPTION  2.3.1
--------------------------------------------------------------------------------

FMCE foresees contracting handicapped people on its payroll through cooperative programs with the ONCE Foundation and extends this agreement to other activities related to telecommunications in order to also indirectly foster the labour and social integration of this group by contracting services from companies in FUNDOSA GRUPO, S.A.
 ................................................................................

FMCE is a company whose objective is to create, develop and manage all types of fixed radio access telecommunications networks. Likewise, to facilitate and commercialize telecommunications, information, communications services, electronic commerce and Internet access services, nationally and internationally, as well as equipment and instruments related to these activities. This business view of FMCE is complemented by its full awareness that any company trying to build up lasting relationships with a market should not only contribute value through its services but also contribute to the development of the nation where it is operating.

For this purpose, FMCE has contacted the ONCE Foundation and the new information technologies business area of FUNDOSA GRUPO, S.A., the instrumental entity of the ONCE Foundation for creating employment for the handicapped and for generating its own resources, which integrates 50 different companies, with more than 70 work centres located in all the regional states of Spain, with a work force close to 9,000 workers, 75% of which are disabled.

The result of these actions has given way to the signing of a Framework Agreement for cooperation in initiatives and activities of commercial and general interest, always with the objective of contributing either directly or indirectly to the employment of handicapped people, taking advantage of the opportunities presented by the telecommunications sectors and the information technologies. Along general lines, FMCE will participate in the carrying out of initiatives propulsed by the ONCE Foundation for the purpose of facilitating the overcoming of barriers and a greater social integration of the Spanish handicapped and will support the

--------------------------------------------------------------------------------

                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


investigation and development applied to disabilities within the telecommunications field. Moreover, to serve as an example, the conversations maintained have permitted FMCE to identify the following possible actions:

- Contracting of personnel on the part of FMCE through initiatives of the Inserta Plan type. It should be pointed out that FMCE is reserving 10% of its jobs for handicapped people or those facing other problems at the time of finding employment.

- Contracting of consulting services from the corresponding Directorate of the ONCE Foundation to assure the architectural accessibility of the FMCE installations and those of its distributors.

- Contracting of personnel training servicies for customer care from the company "Servicios de Telemarketing, S.A.".

- Subcontracting of telephone support services from the company "Servicios de Telemarketing, S.A." to cover call peaks or temporary promotional campaigns.

- Joint commercialization of services with the company "Fundosa Control de Datos, S.A."

- Carrying out of a study for the designing of an accessible Web page for FMCE in cooperation with "Fundosa Teleservicios, S.A."

- Stock participation in companies within the Information Technologies and Communications sector promoted by "Fundosa Teleservicios, S.A." through FMCE's subsidiary, "FirstMark Inversiones" (please see Annex 3.7 - FIRSTMARK INVERSIONES).

- Whatever others are considered to be of mutual interest within the availability of each of the parties and the activities making up the objective of the Framework Agreement of Intentions.

Below, FMCE will briefly present the companies of "FUNDOSA GRUPO S.A." belonging to the new information technologies business area.

--------------------------------------------------------------------------------

                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------

SERVICIOS DE TELEMARKETING, S.A.

"Servicios de Telemarketing, S.A. (SERTEL)" was founded in 1989, and currently has installations in Madrid, Barcelona, Valencia and Seville. It performs telemarketing activities understood as the creative integration of marketing strategies, communications and avant-garde telephone technology - and associated activities, such as consulting on the design of telephone platforms, giving courses, carrying out telephone audits and administrative tasks, among others. Its work is based upon the use of the telephone as a work, management and expedition tool and the integration into the work place of people with disabilities. Its quality of service is guaranteed by it belonging to FUNDOSA GRUPO, S.A., its bet for the most advanced technologies and its achievement of consecutive prizes from the AEMD in1993, 1994, 1995, 1996 and 1997. It has Accounting, Training Consulting, Eyewitness Management, Operations, Systems and Technical Divisions and belongs to the Electronic Commerce and Direct Marketing Federation and to the Spanish Association of Direct Marketing.

--------------------------------------------------------------------------------
FUNDOSA CONTROL DE DATOS, S.A.

"FUNDOSA Control de Datos (FUCODA)" began its activities in 1990. Its objetive is the recording, verification, coding and computer processing of data; technical computerized advising; the investigation of new data mechanization systems; the preopartion, distribution and commercialization of hardware and software and their maintenance afterwards; the leasing of computer equipment; the manipulation, classification, placing into envelopes, stamping and sending of correspondence to third parties and whatever is needed to achieve this well. It is the lance-point of a group of companies located in Madrid, Seville, Barcelona and San Sebastian, that base their success on quality, R+D, flexibility and adaptability.

--------------------------------------------------------------------------------
FUNDOSA TELESERVICIOS, S.A.

"FUNDOSA Teleservicios" develops business activities within the Information and

--------------------------------------------------------------------------------

                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


Communications Technologies sector through stack companies and through the direct rendering of Internet products and services to companies. It has presence in emergency services companies, electronic commerce and poll and telephone support services companies, many of them in cooperation with operators, savings banks and sectorial confederations. It renders direct advising and planning services to optimze the incorporation of companies into Internet (including market evaluation, promotion strategy design and hardware advising); for Internet access and network integration (including training); for the design and preparation of Web pages; for the design, installation and management of electronic commerce platforms; for server hosting, administration and maintenance. It has Internet analysts and administrators, programmers, graphists, operators and account executives.


                                                             CONTRIBUTIONS 2.3.2
--------------------------------------------------------------------------------

FMCE contributes directly and indirectly to the employment of handicapped people, to the growth of companies related to the telecommunications and information technologies sectors and to the advancement of technological developments within them.
 ................................................................................

What was borne as a social-economical pretense has grown into a much more ambitious contribution. FMCE's aim was to identify and create jobs for handicapped people within its organization and that has permitted it to cover activities of a much larger scope. Through active cooperation with the ONCE Foundation and with its stake companies, belonging to the FUNDOSA GRUPO, FMCE is directly and indirecting fostering the employment of people with all sorts of disabilities, permitting the growth of companies related to the telecommunications and the information technolgies sectors which, within their business objective, cover important social work and contribute to technological advancement:

- FMCE has created a minimum of 63 direct jobs for disabled people in ten years.

- FMCE contracts services from stake companies of the ONCE Foundation, injecting income into its income statement permitting it to grow and contract personnel.
--------------------------------------------------------------------------------

                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


- FMCE provides funds and technical and commercial cooperation to companies involved in the development of services and applications, permitting a greater degree of R+D in the telecommunications and information technologies sectors.

- FMCE increases social and business awareness of the needs of the people with disabilities, starting with the training of its own personnel. o FMCE contributes to overcoming architectural and sensorial barriers in the labour and social integration of handicapped people.

It should be highlighted here that this activity has an immediate impact on the economy; the investments of FMCE in initiatives carried out through its agreement with the ONCE Foundation will create a total of 223 years-person of indirect employment between the years 2000 and 2009.

                                     ACTIONS FOR THE PROJECT'S DEVELOPMENT 2.3.3
--------------------------------------------------------------------------------

FMCE has already contacted the ONCE Foundation and the companies belonging to the new technologies business area of the FUNDOSA GRUPO, in which this foundation has stock; it has signed a Framework Agreement of Intentions, whose development will be formalized through trade contracts and agreements; and it has set aside a part of its budget for the carrying out of cooperation initiatives.
 ................................................................................

FMCE has performed the fundamental tasks to permit it to fully develop the coorperation project with the ONCE Foundation, and has identified the measures to be taken in the future:

- CONTACT: Conscious of the important role of the ONCE Foundation in the creation of employement for people with all sorts of disabilities, FMCE contacted it to explore the best way to carry out its intention of integrating representatives of this group into its staff. As a result of these conversations, it has also come into contact with the new technologies business area of "FUNDOSA GRUPO, S.A."

- SIGNING OF FRAMEWORK AGREEMENT: FMCE has set up the framework for future development in the relationship with the ONCE Foundation through the signing of an


--------------------------------------------------------------------------------

                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


     agreement of intentions and has identified possible joint actions. (Please see Annex 2.7 - FRAMEWORK AGREEMENT WITH THE ONCE FOUNDATION.)

- DEVELOPMENT OF JOINT ACTIONS: The different activities taken on by FMCE with the ONCE Foundation and companies such as SERTEL, FUCODA and FUNDOSA TELESERVICIOS will be governed by the corresponding labour and trade contracts and cooperation agreements. These will have at least the following information::

     -    Objetive of the specific cooperation;

     - Parts intervening in the execution of the contract or agreement; - Performance expected from the intervening parties;

     - Budget and pay for the specific cooperation, as well as the forms and terms of payment;

     - Description, function and property of resources placed at the disposal of the specific cooperation;

     -    Duration and validity of the specific cooperation agreement;

     - Any other clauses that the represented parties consider to be appropriate.

 BUSINESS PLAN, FINANCIAL PLAN, INVESTMENT PLAN AND ECONOMICAL EVALUATION 2.3.4
--------------------------------------------------------------------------------

FMCE expects to invest a total of 910 million pesetas in initiatives carried out with the ONCE Foundation and companies belonging to FUNDOSA GRUPO between the year 2000 and 2009.
 ................................................................................

FMCE has set aside part of its budget within its model to carry out cooperation projects with the ONCE Foundation developed within the framework of its agreement. It expects to invest at least 910 million pesetas in these initiatives throughout ten years, with a committed quantity of 300 million pesetas up to the end of the year 2003. (Please see Section 2 DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY - COMMITMENTS AND GUARANTEES.)

--------------------------------------------------------------------------------

                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


This quantity is equivalent to the total cost dedicated by the ONCE to the development and maintenance of its own Web page over ten years, with exclusive software and interactive information access (Source: CINCO DIAS newspaper dated October 29, 1999).

--------------------------------------------------------------------------------

                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


                                                   LMDS CENTER OF EXCELLENCE 2.4
--------------------------------------------------------------------------------

In the event that FMCE obtains the licence, NORTEL, one of FMCE's potential suppliers and one of the world leaders in its business, proposes to set up an LMDS Center of Excellence in Spain. From this Center, the installation and maintenance operations of FMCE's network will be carried out, integrating these functions with R+D activites under a focus of continuous improvement and support will be provided for NORTEL operations in Africa, the Middle East and Greece.
It entails the immediate creation, both directly and indirectly, of 443 new jobs in the labour market and 16,031 million pesetas in exports in 10 years.
 ................................................................................

Conditioned to the awarding of the licence to its client, one of the protoential FMCE suppliers, linked to the equipment supply contract and maintenance and operations contract for the network signed with the company, proposes to create an LMDS Center of Excellence in Spain.

The LMDS Center of Excellence takes in the activities related to the operations of deploying and maintaining a nework as well as the research and development activities, with a high degree of coordination between the members of the supply chain. It performs its functions mainly within the scope of the Iberian Peninsula, but it also gives support and advice to the oeprations in the North of Africa, the Middle East and Greece. Its establishment in Spain reduces the delivery times and guarantees optimal service, permits the development of capabilities and improvements on the national level and it creates employment.

The supplier has already initiated the set up tasks, such as the inauguration of a central office permitting the growth of NORTEL in Spain and has detailed the actions that guarantee the effective development of the project.

--------------------------------------------------------------------------------

                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


                                                      PROJECT DESCRIPTCION 2.4.1
--------------------------------------------------------------------------------


The FMCE supplier proposes to set up an LMDS Center of Excellence with the aim of guaranteeing the performance of the daily operations and identifying and developing, in a proactive manner, the new technological needs of the market, covering all the particpants in the business chain (manufacturers, suppliers, installers and operatiors). The accumulated experience makes it the support center not only for the Iberian Peninsula but also for Africa, the Middle East and Greece.
 ................................................................................

The supply contract signed by FMCE represents an important impulse to the activities of NORTEL in Spain. Thanks to it, the supplier proposes to create an LMDS Center of Excellence whose objective is not only to provide support to the poject proposed by FMCE for the setup and operation of a public fixed radio access network in Spain but also to take advantage of the knowledge acquired to promote R+D projects in related activities. Likewise, the scope of the project in Spain makes this Center the launching point to access the North of Africa, the Middle East and Greece. Through this project, the supplier wants to manifest its vocation to contributing to an increase in the Spanish economy, to the generation of new jobs and to the technological and industrial development of the country, as a consequence of the awarding of the licence to FMCE.

--------------------------------------------------------------------------------
Research and Development Area

The development of the telecommunications sector and its growing technological complexity requires counting, even more so, on complete and integrated solutions. In response to these dynamics, and with the aim of occupying a position of leadership in the sector, the supplier carries out R+D activities in
Spain:

- Projects for improvement related to the daily operations, such as quality assurance, logistical costs optimization, network maintenance, processes engineering and technical support for the improvement based upon the events of customers and installations;

- Development of business models on the basis of new technological solutions adapted to


--------------------------------------------------------------------------------

                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


-    the needs of the different market segments;

- To channelize in Spain the technological innovations developed in the worldwide R+D centers, facilitating their integration into the local operations;

-    To develop local research projects, such as the Internet 2 project.

--------------------------------------------------------------------------------
Area of Operations

The Operations Area watches over the quick and effective deployment of the FMCE network and assures the maintenance activities necessary for it. For this purpose, it coordinates the relations with those subcontractors who support the implementation of the radio access network in the 3.4 - 3.6 GHz band.

The Operations area carries out the following activities:

-    INSTALLATION: Execution of the radio access network infrastructure in the
     3.4 - 3.6 GHz band, installation of base stations and CPEs.

- LOGISTICS: Optimization of the costs of the supply chain, reduction in delivery time, development of new forms of relations between the components of the supply chain (covering the exploitation of electronic resources).

- MAINTENANCE: Definition of preventive, predictive and corrective network maintenance plans.

- ENGINEERING: Design of business solutions, identification of improvements in the solutions and in their implementation.

- TECHNICAL SUPPORT: Channeling of proposals for improvement based upon customer and installations events.

--------------------------------------------------------------------------------
Project Management Area

The supplier understands and that the operations and the research and development activities

--------------------------------------------------------------------------------

                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


should be closely tied together to guarantee the agility and knowledge of the problematics of the terrain. For this purpose, the Center has a project management area.

This area will be in charge of developing tools and methodologies aimed toward favouring and optimizing the coordiantion of the different internal projects, such as the business solutions development projects or the coordination of network installation equipment. The experience developed in this area, will likewise give support to the industrial and technological partners and to the end customers for promoting greater operational and management efficiency.

To comply with these objectives, the idea is to set up work teams with partners and customers for the development of the activities.

                                                             CONTRIBUTIONS 2.4.2
--------------------------------------------------------------------------------

The LMDS Centre of Excellence proposed by the supplier permits FMCE to guarantee a quick and effective deployment of its network and the operations of it with high standards of quality. In addition, upon creating jobs with a technical and research profile, impacting the development of the technology and improving the operational efficiency, it increases the competitiveness of Spanish industry. Finally, it makes it possible to put Spain among the technological leaders worldwide, generating exports for a value of up to 16,031 million pesetas.
 ................................................................................

The creation of the LMDS Center of Excellence not only benefits FMCE, who can count on solid support for setting up and deploying its network. In the first place, upon permitting FMCE to guarantee wide coverage with high standards of quality in a reduced period of time, it contributes to providing broad band advantages to wide segments of customers, at a time in which the operation of telecommunications can increase their competitiveness. Moreover, the creation of the Center will represent a great advancement for the telecommunications sector at the local level due to the benefits derived from the creation of jobs with a technical and research profile, the impact upon the technology development and the improvement in the operational and industrial efficiency.

In this sense, it should be pointed out not only the activities themselves of the Center but also

--------------------------------------------------------------------------------

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         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
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                                            RELATED TO THE PROJECT   ---------


its focus of close cooperation with all the elements of the supply chain. This permits not only a continuous improvement in the performance of installation, operations and maintenance activities but also a coordination with logistics activities - which contribute to increasing efficiency - and with research and development activities, which make it possible to identify new uses for the technology or process innovations.

These benefits are materialized by an impact upon the following areas:

- To attract the best resources for them to develop their competencies within an advanced technological environment with the dynamics of research and continuous improvement.

- To provide an impulse to the sector using the capabilities developed in operations and R+D.

- To identify new services and solutions in an integrated manner, being one step ahead of the market's needs.

- To provide the country with a means to permit it to be a pioneer in innovation and research and development within the sector at the manufacturer, supplier and operator level.

- To quickly integrate the new services, reducing the time to introduce innovations into the local market.

- To obtain an efficient cost for the operations to improve the competitive position, which brings on benefits for the end users.

- To reduce the recovery time for investments through the efficient application of valuable resources and a reduction in inefficiencies.

-    To promote an increase in the quality of service.

- To convert Spain into an international LMDS Center of Excellence, which at the beginning will cover the Iberian, African, Middle East and Greek markets.

With the creation of the LMDS Center of Excellence in Spain, NORTEL is providing the local


--------------------------------------------------------------------------------

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                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


market with its broad technological knowledge developed worldwide, fruit of its experience with numerous operators and its research and development capacity. Its consolidated presence in Spain permits the country to become a leading center for new technologies, through the following master lines of action:

- To have the best human team available, with advanced technical competency and outstanding business sense.

- To develop specific technologies and solutions for the different customer types.

-    To develop new practices and competencies in quality control.

- To provide proactive capacity to the national organization in order to be a pioneer in telecommunications.

- To generate processing and technological improvements as a consequence of equipment and installations control.

- To establish the bases for an integration program with suppliers and industrial partners to set up a continuous improvement system for industrial and service delivery processes.

In addition, the immediate contribtuions should be pointed out of the project to economic growth: it creates 443 direct and indirect jobs with the deployment of the FMCE network, of which 35% are destinted for the most disadvantaged segments at the time of finding employment; and over ten years, it generates some estimated exports of 16,031 million pesetas and its activities generate a total of 4,552 person-years of indirect employment.

--------------------------------------------------------------------------------

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                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


ILLUSTRATION    2-4-1 THE CREATION OF THE LMDS CENTER OF EXCELLENCE DEMONSTRATES
                      THE COMMITMENT OF THE SUPPLIER TO THE ECONOMIC GROWTH AND THE GENERATION OF EMPLOYMENT IN SPAIN.

-------------------------------- ------- ------ ------- ------ ------- ------ ------- ------- ------ -------
            CONCEPT               2000   2001    2002   2003    2004   2005    2006    2007   2008    2009
-------------------------------- ------- ------ ------- ------ ------- ------ ------- ------- ------ -------
     Direct jobs                    143    148      32      56     56      56     56      56      56     56
-------------------------------- ------- ------ ------- ------ ------- ------ ------- ------- ------- ------
             Subcontracted jobs     282    295      72      72     72      72     72      72      72     72
        ------------------------ ------- ------ ------- ------- ------ ------- ------ ------- ------- ------
        TOTAL JOBS CREATED          425    443     104     128    128     128    128     128     128    128
        ------------------------  ------- ------ ------- ------- ------ ------- ------ ------- ------- ------
        INDIRECT EMPLOYMENT
        GENERATED BY THE CENTER   1.843    497     269     203    171     460    443     371     162    133
        ------------------------  ------- ------ ------- ------- ------ ------- ------ ------- ------- ------

----------------- ------- ------ ------- ------- ------- ------- ------- ------- ------- ------- --------
   (MM PTAS.)      2000   2001    2002    2003    2004    2005    2006    2007    2008    2009    TOTAL
----------------- ------- ------ ------- ------- ------- ------- ------- ------- ------- ------- --------
    EXPORTS         0       0    2.111   2.080   2.049   2.018   1.988   1.958   1.928   1.899   16.031
----------------- ------- ------ ------- ------- ------- ------- ------- ------- ------- ------- --------

SOURCE: FMCE, NORTEL

--------------------------------------------------------------------------------


                          ACTIONS NECESSARY FOR THE PROJECT'S DEVELOPMENT 2.4.3
--------------------------------------------------------------------------------

The supplier has already initiated actions to guarantee the development of the project, including the planned location for the Center and the selection of personnel, and it has a detailed plan of the mechanisms to be implemented, including the job creation plan.
 ................................................................................

To guarantee the immediate implementation of the project for the creation of the LMDS Center of Excellence with the awarding of the licence, the supplier has already initiated the actions necessary for the project's development:

- On November 4th, it inaugurated a central office in Pozuelo (Madrid) that has sufficient possibilities for growth to house the LMDS Center of Excellence.

- It has prepared a job creation plan, initiating the publication of job offers in order to be able to initiate the contracting of personnel as soon as the licence is awarded to FMCE..

It should be pointed out that Operations area should incorporate a great number of people during the years 2000 through 2003, due to the need to carry out the entire implementation of the radio access network in the 3.4 - 3.6 GHz band. In the following years, when the major part of the access network installation has been completed, the LMDS Center will center upon the network maintenance and technical support functions with technical support teams, needing fewer people to carry out these activities. This would entail the potentiation of the international activity through teams of experts to lead the implementations abroad.

A progress contracting plan has been prepared for the other areas, potentiating the creation of


--------------------------------------------------------------------------------

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                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


new jobs as these new activites developing within the Telecommunications sector are being extended, which could be the case of the implementation of the third generation mobiles (UMTS), new technologies applied to the traditional transmission networks, as well as the services that can be offered on those networks and supports.

--------------------------------------------------------------------------------
ILLUSTRATION    2-4-2 IT IS PLANNED TO PROGRESSIVELY EMPLOY PEOPLE FOR THE R+D
                AREAS AS THE LMDS CENTER OF EXCELLENCE BROADENS ITS ACTIVITIES.

--------------------------------------- ------ ------- ------ ------- -------
                 AREA                   2000    2001   2002    2003   TOTAL
--------------------------------------- ------ ------- ------ ------- -------
Related to the FMCE deployment            124       4      0       0      --
--------------------------------------- ------ ------- ------ ------- -------
Other areas                                19       1     12      24      56
--------------------------------------- ------ ------- ------ ------- -------

SOURCE: NORTEL

--------------------------------------------------------------------------------


PLAN DE NEGOCIO, PLAN FINANCIERO, PLAN DE INVERSIONES Y VALORACION ECONOMICA
2.4.4

--------------------------------------------------------------------------------

NORTEL foresees that the LMDS Center of Excellence can generate income around 74,670 million pesetas over ten years, with 21% coming from exports, incurring expenses of 61,988 million pesetas.
 ................................................................................

NORTEL foresees that the LMDS Center of Excellence will be a profitable center, whose income reaches peaks in harmony with the rhythm of FMCE deployment. As the personnel accumulates experience in Spain, and coinciding with the slowing down of the national activity, it is reassigned to international projects that produce estimated exports of 16,031 million pesetas over ten years. The transfer of the operations and maintenance of the network to FMCE produces a major percentage of additional income for other concepts, with stabilization around 5,000 million pesetas in the operations area for installation and replacement of elements.

--------------------------------------------------------------------------------
ILLUSTRATION 2-4-3 NORTEL  FORESEES A  DIVERSIFICATION  OF ACTIVITIES  IN THE
                   LMDS CENTER OF EXCELLENCE, INCLUDING EXPORTS THAT REACH 16,031 MILLION PESETAS, TO COMPLEMENT THE INSTALLATION AND ELEMENT REPLACEMENT ACTIVITIES OF THE FMCE NETWORK.

-----------------------------------------------------------------------------------------
   (MM PTAS.)     2000   2001  2002   2003  2004  2005  2006   2007  2008  2009   TOTAL
-----------------------------------------------------------------------------------------
Income            21.164 5.984 5.699  5.002 4.652 7.931 7.768  6.977 4.874 4.620  74.670
-----------------------------------------------------------------------------------------
   EXPORTS             0     0 2.111  2.080 2.049 2.018 1.988  1.958 1.928 1.899  16.031
-----------------------------------------------------------------------------------------
Costs             17.990 5.053 4.781  4.168 3.850 6.521 6.344  5.659 3.926 3.696  61.988
-----------------------------------------------------------------------------------------
GROSS PROFIT       3.175   931   918    834   801 1.410 1.424  1.318   948   924  12.682
-----------------------------------------------------------------------------------------

SOURCE: NORTEL

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                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------

                                             FREQUENCY COORDINATION OFFICE 2.5
------------------------------------------------------------------------------

FMCE fosters the cooperation and self-regulation between operators exploiting the 3.4 - 3.6 GHz band for the purpose of optimizing the use of the spectrum, financing a project to develop a frequencies assignment tool and the opening and operations of a Frequency Coordination Office, for which it will invest 286 million pesetas between 2000 and 2009.

-------------------------------------------------------------------------------

FMCE is firmly committed to an optimal exploitation of a limited resources such as the spectrum, in benefit of the consumers. On one hand, FMCE has selected a combination of modulation, transport and multiple access schemes permitting the dynamic assignment of frequencies for the purpose of assigning capacity depending upon the customer's real needs, maximizing the efficiency of spectrum use.

On the other hand, FMCE is ready to foster a high degree of cooperation between the operators exploiting the 3.4 - 3.6 GHz band. It proposes to cooperate closely with the General Communications Secretariat and to create a Frequencies Coordination Office. In this sense, FMCE is ready to finance the setup and the operations of that Office as well as a technical project undertaken for the purpose of developing a frequencies assignment tool that works for multiple operators with equipment supplied by different suppliers.

FMCE plans to invest a total of 286 million pesetas in this project over ten years. It estimates that carrying it out, in addition to serving as an example for the self-regulation sector within a free competition environment
- permitting optimal management of the spectrum with quality guarantees for the customer - can contribute to the creation of 66 person-years of indirect employment during the same period.


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                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


                                                DESCRIPCION DEL PROYECTO 2.5.1
------------------------------------------------------------------------------

In close cooperation with the General Communications Secretariat, FMCE is financing the setup of a Frequencies Coordination Office whose aim is to serve as a forum where the operators can jointly optimize the exploitation of the 3.4 - 3.6 GHz band. This Office, which will employ three independent people, has as its first task to generate the development of a frequencies assignment tool that covers multiple operator and equipment supplier scenarios.

-------------------------------------------------------------------------------

Thanks to its experience, FMCE is conscious of the need for frequency coordination which will be necessary so that the operators exploiting the 3.4
- 3.6 GHz band do not cause interferences among themselves and can offer high quality services. As it is a limited resource, FMCE understands that uncoordinated action on the part of the operator may generate damage for consumers and as a last resort to the operator itself.

For this reason, FMCE proposes to finance - with a total contribution of 286 million pesetas - the opening and the operations of a Frequencies Coordination Office, which will channel the relations between the five operators that have frequencies assigned in the 3.4- 3.6 GHz band. In this sense, the Office can be understood to be a discussion and negotiation forum whose aim is to coordinate the deployment and the exploitation of radio access networks. Conceptually, the Office becomes a neutral meeting point for the operators, where binding agreements are reached with in a framework of consensus.

For this to be possible, the independent employees of the Office are capacitated to serve as advisers and as a last resort, the Office takes on the role of arbitrator, whenever this is accepted by the interested parties. The objective laid down at the moment it is set up as well as the close relations it maintains with the General Communications Secretariat guarantee that its interventions and the activities negotiated through the Office result in an optimal exploitation of the spectrum in the public's benefit.

The first project that the Office is responsible for, which FMCE has committed to financing -


------------------------------------------------------------------------------


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                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


with an investment of 192 million pesetas - will be the development of a frequencies assingment tool that operates on the national level and covers a scenario with multiple users that have network equipment supplied by various operators.

------------------------------------------------------------------------------

Development of an electromagnetic compatibility planning system for the fixed access radio service

The system will have three operational modes, which will correspond to the different user profiles:

- MANAGEMENT MODE: Via this mode, any information regarding the radioelectric stations stored on the database and the geographical information layers will be input or modified.

- DRAWING MODE: It will make it possible to add graphical information over the digital cartography layers; it will also carry out another series of useful operations such as the calculation of distances and surfaces, profile drawing, perspectives in three dimensions, etc...

- CALCULATION MODE: This makes it possible to perform the different compatibility calculations necessary, grouped in studies that can be saved with all the associated parameters. The following types of studies will be included, which will be able to be executed sequentially or programmed within an iterative process:

   -  Analysis of the spectrum lead at a given point;

   - Calculation of the interference received by a new station when it is placed within a scenario where other stations already exist, taking into account the relation of co-channel protection and the attenuations of the transmitter and receiver filters to the adjacent and second and third harmonic channels;

   - Calculation of the interference created by a new station on the stations already existing in the scenario;


------------------------------------------------------------------------------


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                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


    - Direct calculation of the intermodulation products, that is to say, new frequencies that are obtained from a given set of frequencies and that fall within a selected band;

    - Inverse calculation of the intermodulation products, that is to say, identification of all the frequencies that interven in a particular intermodulation product;

    - Calculation of the propagation matrix for all the stations in the scenario, considered as belonging to point to point links, point to zone (multipoint) and zone (multipoint) to zone (multipoint);

    - Calculation of the frequencies separation matrix, obtained from the propagation matrix and the relations of co-channel protection and adjacent channel for each one of the services and equpment modes to be used by each operator;

    - Verification of the mutual compatibility of all the stations present in the scenario, taking into account the separation matrix;

    - Proposal of automatic frequencies assignment to a set a new stations, minimizing the mutual global interference.

The physical archiecture supporting this system will be the one appearing in the following illustration. The digital carography will be stored in a geographical data server and all the radioelectric data in an alphanumeric servicer. The different workstations will be connected to a local area network, via which they will access the servers and the different peripherals such as printers, tracers, CD-ROM recorder, etc.


------------------------------------------------------------------------------
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                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------

------------------------------------------------------------------------------

ILLUSTRATION 2-5-1: THE DIFFERENT WORKSTATIONS WILL ACCESS THE CARTOGRAPHY AND
                    RADIOELECTRIC DATA STORED.


                                     [GRAPH]

------------------------------------------------------------------------------

The logical architecture can be seen in the following illustration. The system will operate over the Windows NT operating system, although it will also be compatible with Windows 98/95, in case it is necessary to have a portable version for taking measurements in the field, local mode work, etc. Above the operating system, the motors for the alphanumeric database (Oracle) and the geographical information system (Intelmap) are found. Finally, on the above-mentioned base, the application is built in a modular fashion, supported by a series of common radioelectric algorithms. These algorithms consider the effects intervening in the different propagation modes of the electromagnetic waves, such as diffraction, reflection, refraction, absorption and depolarization. Also included here are the multiple interferences combination algorithms, the best server selection algorithm and the rejection to adjacent channels algorithm depending upon the type of filter of the transmitter and receiver.

------------------------------------------------------------------------------

                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------

------------------------------------------------------------------------------

ILLUSTRATION 2-5-2: THE LOGICAL ARCHITECTURE IS BUILT UPON THE BASIS OF AN
                    OPERATING SYSTEM TO CREATE FUNCTIONAL BLOCKS.


                                 [GRAPH]

------------------------------------------------------------------------------

The modules that are supported by these common algorithms develop all the functionality requested from the system and can be grouped together in studies on spectral analysis, intermodulation products (local compatibility), direct interference calculation (of the rest over a new one) and the inverse (of a new one over the rest) and automatic assignment and verification of all the frequencies of a given scenario (propagation matrixes, of separation and iterative Box and pruning algorithms).

All this permits the operators to share the 3.4 - 3.6GHZ band, with an optimized exploitation that guarantees the quality of service.

                                                           CONTRIBUTIONS 2.5.2
------------------------------------------------------------------------------

FMCE is taking the initiative among the operators push a coordination and self-regulation that redounds in the optimal management of a limited public utility resource and guarantees a greater quality of services to the consumer's benefit. Apart of permitting a quicker deployment of the fixed networks that use radio local loop, the project has an immediate impact upon contributing to the creation of a total of 66 person-years of indirect employment in ten years.

------------------------------------------------------------------------------

The project for the establishment of a Frequency Coordination Office proposed by FMCE makes important contributions to the telecommunications field and has the possibility of extending its advantages to other aspects of the Spanish economy, since it is an example of responsible self-regulation on the part of the operators that defends a free competition

------------------------------------------------------------------------------

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                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------

------------------------------------------------------------------------------

environment. The same who, instead of competition based upon hurting their competitors and, lastly, the consumer, propose to cooperate. This has direct and indirect benefits:

- To the extent that the operators operating within the 3.4 - 3.6 GHz band coordinate the deployment of their networks and their operation of the frequencies assigned, they can avoid counter-interferences that downgrade the quality of service.

- Coordination permits a quicker deployment of the networks of these operators, permitting the deregulation of the telecommunications to reach a greater number of customers in a shorter period of time.

- This same coordination redounds in an optimal exploitation of a scarce resource such as the spectrum, to the benefit of the customers perceiving the services based upon it.

- The example that the operators provide can set precedents within the sector - extending to other subjects of general interest, for example, number portability - as well as in other sectors that are experiencing deregulation, who may also manage scarce resources, for example, energy resources.

A greater degree of self-regulation on the part of companies present in the Spanish market reduces the level of involvement required by the Public Administration, permitting the Administration to reduce expenses in the State budgets besides situating Spain among the reference countries on subjects of free competition.

Finally, the establishment of this Office and the project to develop a frequencies assignment tool have immediate direct and indirect effects. On one hand, they permit the development of an innovative electromagnetic compatibility planning system and create three jobs. On the other hand, the expenses generated by the commissioning, the maintenance and the operations of the Office as well as the consumption generated by its employees and by the technicians that are developing the tool contribute to the creation of indirect employment,

------------------------------------------------------------------------------

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                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------

------------------------------------------------------------------------------


summing up to a total of 66 person-years in ten years.

                         NECESSARY ACTIONS FOR THE PROJECT'S DEVELOPMENT 2.5.3
------------------------------------------------------------------------------

FMCE has identified the key actions necessary to develop the project and it offers to supervise the effective execution of them, so that as soon as the agreement has been achieved among the operators and with the General Communications Secretariat, the Frequencies Coordination Office may become an operational reality.

------------------------------------------------------------------------------

FMCE has identified the actions necessary for the Frequencies Coordination Office to be set up and to begin to carry out its responsibilities, including the hiring of personnel and the preparation of the installations. It has initiated negotiations with different service providers, which will make it possible to launch the project as soon as the operators and the General Communications Secretariat has given its approval.

- TO REACH AGREEMENTS WITH GENERAL TELECOMMUNICATIONS SECRETARIAT. FMCE is committed to cooperating with the rest of the operators exploiting the
   3.4 - 3.6 GHz band within a self-regulation framework, but considers it of vital importance that they have the go-ahead from the sector's regulating entity at all times, the entity which likewise approves the technical projects before putting the licensees' networks into operation. FMCE will initiate conversations with this entity on the Monday after submitting the licitation proposals, with the objective of communicating the existence of this initiative and reaching a pre-agreement conditioned to the awarding of the licence, facilitating the quick establishment of the Office before the operators begin to deploy their networks. The Frequencies Coordination Office will always maintain smooth communications and a close relationship with the General Telecommunications Secretariat.

- TO REACH AGREEMENTS WITH THE OPERATORS. FMCE's aim is to foster a gihg degree of cooperation between the operators in a self-regulation framework. For this reason, it will contact all the operators that have obtained licences to deploy and operate public fixed


------------------------------------------------------------------------------

                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------

------------------------------------------------------------------------------

   networks using the radio access systems in the 3.4 - 3.6 GHz band, in order to set up firm agreements demonstrating that they are willing and committing them to respecting the decisions taken through the Frequencies Coordination Office. FMCE will initiate conversations with the bidders the Monday following the notification of the award decision, for the purpose of achieving previous consent from all of them and being able to put the tasks in operation to set up the Office as soon as the awarding of the licences is formalized, thus initiating the coordination of frequencies before the operators begin to deploy their networks.

- TO GIVE THE OFFICE A LEGAL PERSONALITY. When the Operators have formalized their agreement to cooperate in the exploitation of the assigned frequencies, with the approval of the General Communications Secretariat, the Frequencies Coordination Office will be given a legal personality in the most appropriate manner (initially, the possibility that this Office be an association or foundation might be considered). To have a legal personality reinforces the independence of the Office in addition to permitting it to set up bank accounts and to initiate the contracting of services for the preparation of the Office's installations.

- TO CHOOSE THE OFFICE'S SITE: FMCE has set aside a sufficient budget to cover the rental of a modem office between 70 and 90 m(2), a space that comfortably accommodates a team of three employees in a central area of Madrid. FMCE has initiated the selection of a real estate firm that could support the location of this office. FMCE will begin to search two weeks before the formalization of the awarding of the licences, so that the leasing contracts may be formalized with the confirmation of the licences as long as the operators agree to the location suggested. The operators may suggest alternative sites based upon the closeness to their central offices or any other criteria - for ex., the generation of employment among disadvantages segments within the labour market - that they

------------------------------------------------------------------------------

                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------

- TO PREPARE AND EQUIP THE OFFICE'S INSTALLATIONS: FMCE has set aside a sufficient part of its budget to completely prepare and equip the Office, assuring that the place of work adapts to the needs of the three employees who will carry out their professional activities there and that these will satisfy the needs of the operators that are being coordinated by the Office. FMCE has based its budgets on those provided by their local suppliers, and has initiated conversations with different companies that would be willing to cooperate as suppliers in the project. With the approval of the parties involved and the selection of the Office confirmed, FMCE estimates that the preparation of the installations would be complete in one month.

- TO HIRE THE EMPLOYEES: FMCE has planned that the office will have three independent employees. These would be hired as soon as the Office has legal personality. For this reason, their selection will begin the day after reaching an agreement with the other operators, who may thus participate in the process. It should be pointed out that the budget submitted for the development of the electromagnetic compatibility planning system covers their training in its exploitation. (Please see Annex 2.9--FINANCIAL PLAN OF THE FREQUENCIES COORDINATION OFFICE.)

-    TO CLOSE THE CONTRACTUAL AGREEMENT WITH TECHNICAL COMPANY FOR THE
     PROJECT: FMCE has had the support of SGT during the planning and design of the project for the development of an electromagnetic compatibility planning system. This company is willing to work with the operators to prepare the project as soon as it gets the approval of the parties involved. (Please see Annex 2.8--SUPPORT LETTERS. It will initiate the project in parallel with the other tasks, with the objective that the operators can begin to do tests with the tool and coordinate their respective network deployments.

-------------------------------------------------------------------------------

                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------

BUSINESS PLAN, FINANCIAL PLAN, INVESTMENTS PLAN AND ECONOMICAL EVALUATION 2.5.4
-------------------------------------------------------------------------------

With the support of its own local suppliers, FMCE has prepared a complete forecast of expenses and investments in order to estimate the financing needs that the Frequency Coordination Office might require. Based upon it, it foresees to contribute a total of 286 million pesetas to the project.

-------------------------------------------------------------------------------

Based upon the forecasts provided by its own loca suppliers, FMCE has estimated the cost of setting up the Frequencies Coordination Office, including its complete preparation and equipping, as well as the operational expenses that it might incur over ten years. The forecasted dimensioning assures an appropriate place of work for effective and efficient compliance with the objectives set up.

The three employees are paid competitive salary levels in line with the job profile. They are provided with work tools to facilitate their tasks, including computer equipment worth 1,915 million pesetas and functional and comfortable workstations worth 653 million pesetas. Likewise, FMCE includes in its expense forecast a flowing supply of services and office materials, which add up to some 330 million pesetas between 2000 and 2009.

Altogether, FMCE plans to finance the Frequencies Coordination Office 100% during the first year of operations, after which, having verified the utility of the Office and in the interest of the Office's neutrality, the operators will choose to share these expenses. In this way, FMCE plans to contribute 286 million pesetas over ten years. (Please see Annex 2.9--FINANCIAL PLAN FOR THE FREQUENCIES COORDINATION OFFICE for greater detail.)

-------------------------------------------------------------------------------

ILLUSTRATION 2-5-3: USING THE FORECASTS PROVIDED BY ITS LOCAL SUPPLIERS, FMCE HAS CALCULATED THE COSTS INCURRED BY THE FREQUENCIES COORDINATION OFFICE.

----------------------------------------------------------------------------------------------------------------------
('000 ptas.)           2000    2001    2002    2003      2004     2005    2006    2007      2008      2009      Total
----------------------------------------------------------------------------------------------------------------------
Investment in fixed    2.643       0       0        0      1.915       0       0       0      1.915       0      6.473
assets
----------------------------------------------------------------------------------------------------------------------
Gastos de                424       0       0        0          0       0       0       0          0       0        424
establecimiento
----------------------------------------------------------------------------------------------------------------------
Recurring expenses    30.105  30.708  31.322   31.948     32.587  33.239  33.904  34.582     35.273  35.979    329.646
----------------------------------------------------------------------------------------------------------------------
Consulting project   192.440       0       0        0          0       0       0       0          0       0    192.440
----------------------------------------------------------------------------------------------------------------------
Total                225.813  30.708  31.322   31.948     34.502  33.239  33.904  34.582     37.188  35.979    528.984
----------------------------------------------------------------------------------------------------------------------

                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


-------------------------------------------------------------------------------

ILLUSTRATION 2-5-4: FMCE PLANS TO FINANCE THE OFFICE 100% DURING THE FIRST YEAR OF OPERATIONS, AFTER WHICH, THE OPERATORS WILL CHOOSE TO SHARE THESE EXPENSES IN THE INTEREST OF NEUTRALITY OF THE OFFICE AFTER HAVING VERIFIED ITS UTILITY.

----------------------------------------------------------------------------------------------------------------------
('000 ptas.)           2000    2001    2002    2003      2004     2005    2006    2007      2008      2009      Total
----------------------------------------------------------------------------------------------------------------------
Investment in fixed    2.643       0       0        0        383       0     383       0        383       0      3.409
assets
----------------------------------------------------------------------------------------------------------------------
Gastos de                424       0       0        0          0       0       0       0          0       0        424
establecimiento
----------------------------------------------------------------------------------------------------------------------
Recurring expenses    30.105   6.142   6.264    6.390      6.517   6.648   6.781   6.916      7.055   7.196     90.014
----------------------------------------------------------------------------------------------------------------------
Proyecto de          192.440       0       0        0          0       0       0       0          0       0    192.440
consultoria
----------------------------------------------------------------------------------------------------------------------
Total                225.613   6.142   6.264    6.390      6.900   6.648   6.781   6.916      7.438   7.196    286.287
----------------------------------------------------------------------------------------------------------------------

SOURCE: FMCE

-------------------------------------------------------------------------------

                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE DOMESTIC ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


This Annexe contains the Project's financial plan for creating the Frequency Co-ordination Office

        1- Hypothesis
        2- Calculations
        3- Summary Tables

                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE DOMESTIC ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


FREQUENCY CO-ORDINATION OFFICE

HYPOTHESIS


MACRO SUPPOSITIONS

  -----------------------------------------------------------------------------------------------------------
    Inflation                                                       2%
    Social security                                                33%
    Income tax                                                     25%

  OTHER SUPPOSITIONS
  ------------------------------------------------------------------------------------------------------------
    INVESTMENT IN FIXED ASSETS                                  Ptas.             Units           Total
    --------------------------                                  -----             -----           -----
      Computing equipment
                RPI                                             400,000              3          1,200,000
                Laptop computer                                 600,000              1            600,000
                Printer                                         100,000              1            100,000
                LAN wiring                                        5,000              3             15,000
      Telecommunications systems
                Fax                                              75,000              1             75,000
      Furniture
                Workstation                                      35,000              3            105,000
                Cupboard - low                                   30,000              3             90,000
                Cupboard - high                                  50,000              5            250,000
                Board meeting table - small                      15,000              1             15,000
                Board meeting table - large                      20,000              1             20,000
                Extra chair                                      15,000             10            150,000
                Coat stand                                        6,000              3             18,000
                Waste-paper basket                                1,000              5              5,000

    START-UP EXPENSES
      Telecommunications systems
                ISDN
                  1st line                                       20,000              1             20,000
                  Other lines                                    11,000              2             22,000
      Security                                                   30,000              1             30,000
      Office equipment                                          300,000              1            300,000
      Water & Coffee                                             52,185              1             52,185


                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE DOMESTIC ECONOMY      3
                                            RELATED TO THE PROJECT   ---------



RECURRING COSTS
---------------
    Overheads                             Ptas./month        Units        Months         Total
    ---------                             -----------        -----        ------         -----
      Office leasing                          200,000            1            12       2,400,000
      Telecommunications
         Switchboard                           20,000            1            12         240,000
         ISDN                                  15,000            3            12         540,000
         Traffic                               10,000            3            11         330,000
      Security                                  5,000            1            12          60,000
      Photocopier                              71,500            1            12         858,000
      Office materials                         50,000            1            11         550,000
      Cleaning                                 60,000            1            11         660,000
      Water & Coffee
         Leasing                                7,000            1            12          84,000
         Supplies                              30,700            1            11         337,700
      Insurance                                    --            1             1          64,769
      Electricity                               6,831            1             6          40,985

    Salaries                            Mill. Ptas./year
    --------                            ----------------
      Manager                                      10            1                    10,000,000
      Assistant                                     4            2                     8,000,000

    Miscellaneous                               Years
    -------------                               -----
      Amortisation computing equipment              4


                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE DOMESTIC ECONOMY      3
                                            RELATED TO THE PROJECT   ---------



CONSULTANCY PROJECT                                              192,440,000
-------------------                                              -------------
        Item                                                      Unit price            Hours                       Total
        -------                                                  -------------          -----                       -----
        Analysis of system requirements
          Catalogue of system requirements                          10,000                760                       7,600,000
          Platform study                                            12,000                120                       1,440,000

        Functional specification of system
          Data model                                                10,000              1,560                      15,600,000
          Processing and event models                               10,000                760                       7,600,000
          Detailed description of graphic user interface            10,000              1,520                      15,200,000
          Development of algorithms                                 15,000                760                      11,400,000

        Technical system design
          Frame structural diagram                                  10,000              1,520                      15,200,000
          Load log books                                            10,000              1,520                      15,200,000
          Detailed design of algorithms                             10,000              1,520                      15,200,000

        Development of system components
          Component coding                                           7,000              9,200                      64,400,000
          System construction                                        7,000                760                       5,320,000

        Development of user procedures
          User handbook                                             10,000                400                       4,000,000
          System administrator handbook                             10,000                200                       2,000,000
          Manual of radio-electric algorithms                       15,000                400                       6,000,000

        Tests, implementation and acceptation
          Unit tests on componentes                                  7,000                400                       2,800,000
          Mass loading of initial radio-electric data                7,000                 80                         560,000
          Cartographic layer loading                                 7,000                 80                         560,000
          Overall system tests                                       7,000                 80                         560,000
          User training course                                      10,000                 80                         800,000
          System administrator training course                      10,000                 40                         400,000
          Algorithms course                                         15,000                 40                         600,000


                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE DOMESTIC ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


FREQUENCY CO-ORDINATION OFFICE

Calculations (Ptas. '000.)                      2000   2001   2002   2003   2004   2005   2006   2007   2008   2009   Total
        INVESTMENT IN FIXED ASSETS             2,643      0      0      0  1,915      0      0      0  1,915      0   6,473
        --------------------------             -----      -      -      -  -----      -      -      -  -----      -   -----
          Computing equipment
            PC                                 1,200                       1,200                       1,200          3,600
            Laptop computer                      600                         600                         600          1,800
            Printer                              100                         100                         100            300
            LAN wiring                            15                          15                          15             45
          Telecommunications systems
            Fax                                   75                                                                     75
          Furniture
            Workstation                          105                                                                    105
            Cupboard - low                        90                                                                     90
            Cupboard - high                      250                                                                    250
            Meeting table - small                 15                                                                     15
            Meeting table - large                 20                                                                     20
            Extra chair                          150                                                                    150
            Coat stand                            16                                                                     16
            Waste-paper basket                     5                                                                      5

        START-UP EXPENSES                        424      0      0      0      0      0      0      0      0      0     424
        --------------------------             -----      -      -      -      -      -      -      -      -      -     ---
          Telecommunications systems
            ISDN
            1st line                              20                                                                     20
            Other lines                           22                                                                     22
          Security                                30                                                                     30
          Office materials                       300                                                                    300
          Water & Coffee                          52                                                                     52


                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE DOMESTIC ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


RECURRING COSTS                 30,105   30,708   31,322   31,948   32,587   33,239   33,904   34,582   35,273   35,979   329,646
---------------                 ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   -------
  Overheads
  ---------
    Office leasing               2,400    2,448    2,497    2,547    2,598    2,650    2,703    2,757    2,812    2,868    26,279
    Telecommunications
      Switchboard                  240      245      250      255      260      265      270      276      281      287     2,628
      ISDN                         540      551      562      573      585      596      608      620      633      645     5,913
      Traffic                      330      337      343      350      357      364      372      379      387      394     3,613
    Security                        60       61       62       64       65       66       68       69       70       72       657
    Photocopier                    858      875      693      911      929      947      966      986    1,005    1,025     9,395
    Office materials               550      561      572      584      595      607      619      632      644      657     6,022
    Cleaning                       660      673      687      700      714      729      743      758      773      789     7,227
    Water & Coffee
      Leasing                       84       86       87       89       91       93       95       96       98      100       920
      Supplies                     338      344      351      358      366      373      380      388      396      404     3,698
    Insurance                       65       66       67       69       70       72       73       74       76       77       709
    Electricity                     41       42       43       43       44       45       46       47       48       49       449

  Personnel Costs
  ---------------
    Salaries                    18,000   18,360   18,727   19,102   19,484   19,873   20,271   20,676   21,090   21,512   197,095
    Social security              5,940    6,059    6,180    6,304    6,430    6,558    6,669    6,823    6,960    7,099    65,041

CONSULTANCY PROJECT            192,440                                                                                    192,440
-------------------            -------                                                                                    -------


                                               SECTION 2 - ANNEXES    ENVELOPE
         DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND
                    INDUSTRIAL DEVELOPMENT OF THE DOMESTIC ECONOMY      3
                                            RELATED TO THE PROJECT   ---------


FREQUENCY CO-ORDINATION OFFICE



FINANCIAL PLANNING FOR FREQUENCY CO-ORDINATION OFFICE
-----------------------------------------------------
        (Ptas. '000)                2000     2001     2002     2003     2004     2005     2006     2007     2008     2009    TOTAL
Investment in fixed assets         2,643        0        0        0    1,915        0        0         0   1,915        0     6,473
Start-up expenses                    424        0        0        0        0        0        0         0       0        0       424
Recurrent costs                   30,105   30,708   31,322   31,948   32,587   33,239   33,904    34,582  35,273   35,979   329,646
Consultancy project              192,440        0        0        0        0        0        0         0       0        0   192,440
TOTAL                            225,613   30,708   31,322   31,948   34,502   33,239   33,904    34,582  37,188   35,979   528,984

FINANCE PROVIDED BY FMCE
------------------------
        (Ptas. '000)                2000     2001     2002     2003     2004     2005     2006     2007     2008     2009    TOTAL
Investment in fixed assets         2,643        0        0        0        0        0        0         0     383        0     3,409
Start-up expenses                    424        0        0        0        0        0        0         0       0        0       424
Recurrent costs                   30,105    6,142    6,264    6,390    6,517    6,648    6,781     6,916   7,055    7,196    90,014
Consultancy project              192,440        0        0        0        0        0        0         0       0        0   192,440
TOTAL                            225,613    6,142    6,264    6,390    6,900    6,648    6,781     6,916   7,438    7,196   286,287


                                                  SECTION 2 - ANNEXES  ENVELOPE
           DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND
                       INDUSTRIAL DEVELOPMENT OF THE DOMESTIC ECONOMY     3
                                               RELATED TO THE PROJECT  --------


--------------------------------------------------------------------------------

                                                  SECTION 3 - ANNEXES  ENVELOPE
            DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                       INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY     3
                                               RELATED TO THE PROJECT  --------


                         EUROPEAN CENTER FOR INTERNET BUSINESS DEVELOPMENT 3.1
--------------------------------------------------------------------------------

Conditioned by the awarding of the licence to its customer, FMCE, NORTEL, one of the potential suppliers of the company and one of the world leaders in its activity, proposes to potentiate a European Center for the development of Internet business in Spain, for the purpose of helping the Internet access providers to confront a changing environment and to help new competitors enter. From Spain, the Center will develop its activities in Europe, Africa and the Middle East. This project entails the creation of 27 new jobs in the labour market, the investment of 1,020 million pesetas and some exports forecasted for a value of 79,115 million pesetas in 10 years.
 ................................................................................

One of FMCE's potential suppliers, NORTEL, thanks to the broad scope that the equipment supply contract and the network maintenance and operations contract it has signed with the company would permit it, proposes to potentiate its European Center for Internet business development. The center is located in Spain thanks to the strategic importance that this market will represent with the awarding of the licence to its customer. The supplier has indicated the actions in detail that guarantee an effective development of the project.

The project consists of extending the initial plans with regard to the European Center for Internet business development to convert it into the Center which, from Spain, channels the business of Europe, Africa and the Middle East. The Center has gone from having forecasted exports of 29,700 million pesetas to generating exports estimated to be 79,115 million pesetas, and incorporates consulting services to its product portfolio. In this sense, the European Center for Internet business development renders service to those companies that wish to develop new lines of telecommunications business to complement their activities, helping them to create profitable business models within the so-called "e-economy".

The project to potentiate the European Center for Internet business development requires investments of 1,020 million pesetas and creates 27 jobs. The supplier estimates that it will generate exports for a value of 79,115 million pesetas.
--------------------------------------------------------------------------------

                                                  SECTION 3 - ANNEXES  ENVELOPE
            DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                       INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY     3
                                               RELATED TO THE PROJECT  --------


                         PROJECT DESCRIPTION                               3.1.1
--------------------------------------------------------------------------------
After the awarding of the licence to FMCE, the supplier has decided to potentiate a European Center for Internet business development to help Internet service providers and new players with the creation of a profitable business model that serves them as a launching platform to develop new lines within the so-called "e-economy". This center will service not only the Iberian Peninsula but also Europe, Africa and the Middle East.
 ................................................................................

The deregulation of telecommunications has provoked a structural change in the sector's rules of the game. The growing competition has opened new lines of business and has changed the traditional operations of some market segments. This is the case with the Internet service providers (ISPs) who have seen how their business model based upon income from service access fees is not valid in the free access offering that some operators have launched on the market. This new situation has created a new standard in the industry and puts the majority of the Internet access providers on the brink of extinction. In the same manner, an opportunity is open to those companies who wish to develop new lines of business in telecommunications and information technologies to complement their areas of activity.

The supplier proposes to potentiate its European Center for Internet business development in Spain to help these ISPs and the new players in the creation of a new profitable business model that serves as a trampolin for the devlopment of new lines within the so-called "e-economy". This is a new world in which there will no longer be regional but rather global markets and the IP communications will permit companies to compete who were limited before in their field of action. In line with this, the European Center for Internet business development will provide service not only to the Iberian Peninsula but also to Europe, Africa and the Middle East. It will be set up as a world reference at the knowlege, technology and customer relations levels, providing service to the area of influence.

The objective of the European Center for Internet business development is the development of the most advanced technology, wireless integration solutions, IP applications and business
--------------------------------------------------------------------------------

                                                  SECTION 3 - ANNEXES  ENVELOPE
            DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                       INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY     3
                                               RELATED TO THE PROJECT  --------


modeling. NORTEL has invested in North American intelligence and in the most advanced European intelligence in order to create the new service applications of the future. The recent purchase of Bay Networks, Shasta Networks, X-CEL Communications and Clarify permits NORTEL to integrate the critical software asset necessary to render a complete service solution.

The center will be associated with industrial leaders for the purpose of combining the necessary components so that the Internet service providers create, manage and profitably render the best set of electronic services in the sector. The dynamics of the market have changed and the services and applications are found where the real intelligence is. NORTEL believes that it is necessary to invest in Internet applications and the electronic commerce technology so that the new and existing actors can survive.

Therefore, the Center will render an integrated service to companies with an enterprising spirit who wish to change their business model, adapting it to the new environment. The Center will provide the software products necessary to combine the cellular infrastructure of the next generation with the applications layer and to provide greater value to the creation and rendering of profitable Internet services. These solutions offer the service providers a single means of maximizing the income generating opportunities while at the same time reducing the global cost of the operations in the integrated cellular environment end to end with multiple vendors. They cover IP networks, ATM, wireless and optical TDM. As examples of these products, one can cite remote NOC, call center, telesuite, VPN and pre-paid and post-paid call cards.

A standard project will make it possible to convert an ISP or a new player into a telecommunications operator maintaining its business nucleus (to provide Internet access or its nucleus activity in the case of the new players) and developing new lines of business (for
--------------------------------------------------------------------------------

                                                  SECTION 3 - ANNEXES  ENVELOPE
            DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                       INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY     3
                                               RELATED TO THE PROJECT  --------


example, to provide voice services).

The European Center for Internet business development offers a turn-key service that covers the following areas of cooperation:

- Consulting for obtaining the operator licence, from the preparation of the business plan up to the preparation of the documents necessary for the application.

-    Investment financing.

- Design and implementation of the equipment necessary to render the services.

-    Network management and maintenance.

-    Personnel and potential customer training.

- Spreading of knowledge in the Internet area through international training, Web pages, databases, press releases and cooperation with Universities.

-    Support for the development of applications and product evolution.

- Consulting for the voice services proposal: marketing of new services, interconnection agreements with operators and adaptation of the internal operations (processes and systems).

The Center develops new lines of business in such a way that it maintains a regulated market subject to quick changes alive. As the standardization of the IP protocol reaches the telecommunications market, the Center will change its functions to provide value-added services and complementary services (licence changes, teleworking, teleservice, etc.) that will generate new sources of income for the customers.
--------------------------------------------------------------------------------

                                                  SECTION 3 - ANNEXES  ENVELOPE
            DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                       INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY     3
                                               RELATED TO THE PROJECT  --------


                                                             CONTRIBUTIONS 3.1.2
--------------------------------------------------------------------------------

The services rendered by the European Center for Internet business development not only guarantees business viability in the new environment created by the appearance of Internet and the deregulation of the sector. The establishment of a European Center for Internet business development in Spain is a one-time opportunity to create some key competencies in Internet development. The supplier has an innovative business model at its disposal and proposes that
Spain be the one to receive this knowledge and that it channel it to Europe, Africa and the Middle East.
 ................................................................................

The deregulation of the telecommunications sector and its growing competition has opened new lines of business. This, along with the appearance of new technologies and their incorporation into the Spanish market (IP, ADSL, DWDM, etc.), is forcing some market segments (such as the Internet access providers) to change their traditional operations. Certain telecommunications market sectors such as the Internet access providers, shall in the next two years have to face a change in their business activity to guarantee their future presence in the market.

The consolidation in Spain of a European Center for Internet business development will help these companies to face a new business model that guarantees them their competiveness. It will promote development in the following areas:

- A change of business to IPS companies and new players will be promoted, creating new telecommunications operators.

- The disappearance of companies will be avoided, reconverting them to face the new environment.

- A single and innovative center will be set up in Spain with some advanced competences in the sector, among others:

     -    Web page design;

     -    Electronic commerce operations: means of payment and logistics;

     -    Customer care centers with telephony and Web server integration.
-------------------------------------------------------------------------------

                                                  SECTION 3 - ANNEXES  ENVELOPE
            DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                       INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY     3
                                               RELATED TO THE PROJECT  --------


-    Knowledge and technologies will be transferred.

This center will represent a series of important benefits for Spain which are listed below:

- Creation of new companies (telecommunications operators) avoiding at the same time the destruction of employment as a consequence of the disappearance of the current ISP model.

- Contribution to the development of competition in the telecommunications sector, breaking at the same time the monopoly over local calls to Internet by the offering of services by the new operators.

- Creation in Spain of an IPOP competencies reference center for Europe, Africa and the Middle East. o Spreading of knowledge on new Internet technologies through the established communications channels (press releases, Web pages, seminars, cooperation with Universities, etc.).

- Potentiation of the exporting of services and the knowledge of the Center itself to other countries (as the sector's deregulation process advances).

Likeiwse, the creation in Spain of this Center causes direct economic contributions, thanks to the direct investments related to the product development programs and to the duties and taxes on the equipment necessary for setting up the new operators. Finally, the project generates 27 jobs directly - and the supplier undertakes that 35% of the jobs created by the expansion of its activities in Spain will go to the most disadvantaged segments at the time of getting a job- and 291 person-years of indirect employment between the years 2000 and 2009.
--------------------------------------------------------------------------------

                                                  SECTION 3 - ANNEXES  ENVELOPE
            DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                       INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY     3
                                               RELATED TO THE PROJECT  --------


--------------------------------------------------------------------------------
ILLUSTRATION    3-1-1 TO POTENTIATE THE EUROPEAN CENTER FOR INTERNET BUSINESS
                      DEVELOPMENT IN SPAIN DEMONSTRATES THE SUPPLIER'S COMMITMENT TO CREATE JOBS AND ITS ECONOMIC GROWTH IN SPAIN THANKS TO THE EXPANISION OF ITS ACTIVITES THAT THE AWARDING OF THE LICENCE TO FMCE WILL PERMIT .

------------------- ------- ------- ------- ------- ------ ------- ------- ------- ------- ------- -------
CONCEPT              2000    2001    2002    2003   2004    2005    2006    2007    2008    2009   TOTAL
------------------- ------- ------- ------- ------- ------ ------- ------- ------- ------- ------- -------
   University           10      11      11      13     13      14      14      15      15      16      16
     degree
------------------- ------- ------- ------- ------- ------ ------- ------- ------- ------- ------- -------
   Associates            7       7       7       8      9       9      10      10      10      11      11
     degree
------------------- ------- ------- ------- ------- ------ ------- ------- ------- ------- ------- -------
DIRECT                  17      18      19      21     22      23      24      25      26      27      27
EMPLOYMENT
------------------- ------- ------- ------- ------- ------ ------- ------- ------- ------- ------- -------
INDIRECT               112     159       2       2      2       3       3       3       3       3     291
EMPLOYMENT
------------------- ------- ------- ------- ------- ------ ------- ------- ------- ------- ------- -------

----------------- ------- ------- ------- ------- --------- -------- -------- --------- ------- ------- --------
   (MM PTAS.)      2000    2001    2002    2003     2004     2005     2006      2007     2008    2009    TOTAL
----------------- ------- ------- ------- ------- --------- -------- -------- --------- ------- ------- --------
INVESTMENTS          420     600       0       0         0        0        0         0       0       0    1.020
----------------- ------- ------- ------- ------- --------- -------- -------- --------- ------- ------- --------
EXPORTS                0   2.062   3.637   3.987    11.781   16.467   16.631    14.140   7.676   2.735   79.115
----------------- ------- ------- ------- ------- --------- -------- -------- --------- ------- ------- --------

SOURCE: NORTEL, FMCE

--------------------------------------------------------------------------------


                           ACTIONS NECESSARY FOR THE PROJECT'S DEVELOPMENT 3.1.3
--------------------------------------------------------------------------------

NORTEL accredits sufficient capacity to develop the project, has set down a detailed contracting plan and has laid down the master lines of the strategic plan as the business evolves.
 ................................................................................

Thanks to the strategic importance of the Spanish market that the awarding of the licence to a pan-European customer such as FMCE entails, NORTEL has given its approval for this Center to be located in Spain. As soon as the awarding of the licence is confirmed, it will proceed to punt the potentiation of the Center into operation. Below are the certifications showing NORTEL's capacity to commit to this project and the contracting plans involved at the time of laying down the necessary actions.

--------------------------------------------------------------------------------
Certifications

NORTEL has vast experience in other European countries, such as England, where it has developed this type of business, for example:

- Telinco invested 2 million dollars to begin with, in the following five months it had financing for another 5 million and 3 million more at the end of the year. It has an average income growth of 30% per month and is planning to carry out a European expansion including publicity solutions and creative business. Telinco has not only developed its own business,
-------------------------------------------------------------------------------

                                                  SECTION 3 - ANNEXES  ENVELOPE
            DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                       INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY     3
                                               RELATED TO THE PROJECT  --------


     it has helped to promote the free access "boom" that has increased Internet usage 30% in the United Kingdom and has transformed News International into the fourth ISP in the world in five months.

- Energis, thorugh its association with Dixon, has made Freeserve in England one of the three most profitable ISPs in the world.

- Other IPOP customers in Europe are currently: Cybernet in Germany; Flashnet, Planetworks, Onion, Netbusiness, Plugit and Welcome Italia in Italy.

-    30 million dollars has been invested in equipment and services this year.

--------------------------------------------------------------------------------
Actions

This European Center for Internet business development is initially born to provide service to the Internet service providers at the European, African and Middle East level, with the aim that they can adapt their business model to the changing environment. However, at the time the standardization of the IP protocol reaches the telecommunications market, the Center will change its functions to provide value-added services and complementary services (licence changes, teleworking, teleservice, etc.) that will generate new sources of income for the company. Due to the existing forecasts on the development of these businesses, it is estimated that there will be a progressive increase in jobs throughout the next ten years.


   BUSINESS PLAN, FINANCIAL PLAN, INVESTMENTS PLAN AND ECONOMIC EVALUATION 3.1.4
-------------------------------------------------------------------------------

NORTEL foresees that the Center will be a profitable center, reaching an income of 94,382 million pesetas between 2000 and 2009, of which 84% will come from exports. For this purpose, the Center incurs expenses that add up to 6,183 million pesetas and makes investments of 1,020 million pesetas.
 ................................................................................

NORTEL foresees that between 2000 and 2009, the European Center for Internet business development will generate expenses of 6,183 million pesetas, in large part due to the highly competitive salaries paid to some very qualified employees that represent the most avant-
--------------------------------------------------------------------------------

                                                  SECTION 3 - ANNEXES  ENVELOPE
            DIRECT AND INDIRECT CONTRIBUTION TO THE TECHNOLOGICAL AND
                       INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY     3
                                               RELATED TO THE PROJECT  --------


garde in the work market. The Plan also includes investments of 1,020 million pesetas, for the purchase of equipment and materials. All this permits the Center to operate effectively and it will be profitable from the start. As the telecommunications sector reaches deregulation levels similar to what exists in Spain and as Internet is deployed in the markets to which its services are directed - Europe, Africa and the Middle East - the international business will take on importance as an income generator, reaching exports estimated to be around 79,115 million pesetas in ten years.

--------------------------------------------------------------------------------
ILLUSTRATION 3-1-2 NORTEL  FORECASTS THAT THE CENTER  REQUIRES  INVESTMENTS OF
                   1,020 MILLION PESETAS AND THAT IT WILL GENERATE EXPORTS ESTIMATED TO BE AROUND 79,115 MILLION PESETAS BETWEEN 2000 AND 2009.


--------------------------------------------------------------------------------------------------------
  (MM PTAS.)    2000    2001   2002    2003     2004    2005    2006    2007    2008    2009    TOTAL
--------------------------------------------------------------------------------------------------------
INCOME          2.170    2.945 3.637   12.667   15.315  16.467  16.631  14.140   7.676   2.735   94.382
--------------------------------------------------------------------------------------------------------
        EXPORTS     0    2.062 3.637    3.987   11.781  16.467  16.631  14.140   7.676   2.735   79.115
--------------------------------------------------------------------------------------------------------
EXPENSES          483      497   517      591      615     640     665     692     720     763    6.183
--------------------------------------------------------------------------------------------------------
INVESTMENTS       420      600     0        0        0       0       0       0       0       0    1.020
--------------------------------------------------------------------------------------------------------
GROSS PROFIT    1.267    1.848 3.120   12.075   14.700  15.828  15.965  13.448   6.956   1.972   87.179
--------------------------------------------------------------------------------------------------------

SOURCE: NORTEL
--------------------------------------------------------------------------------

         DRAFT OF THE ARTICLES OF ASSOCIATION BY WHICH THE JOINT-STOCK MERCANTILE COMPANY CALLED FIRSTMARK INVERSIONES, S.A. SHALL BE GOVERNED

         TITLE I.= NAME, OBJETO, DOMICILE AND TERM OF THE COMPANY.

ARTICLE 1.= A joint-stock mercantile company is hereby set up which will be governed by these articles of association and by the rest of the regulations contained in the Commercial Code, in the provisions on the Legal Scheme for Joint-Stock Companies and any others of a general nature currently in force. The statutory provisions shall be interpreted and applied in accordance with the mandated statutory requirements, which shall always be of preferential application.

ARTICLE 2.= The name of the Company will be FirstMark Inversiones, S.A.

ARTICLE 3.= The company's purpose shall be the following:

1. The execution, promotion, acquisition, investment, sales of all types of projects, jobs, services, studies and reports, investigation, engineering, design, development and any other activities tied to the information and communications technologies or that are based on them and en those fields of action of Internet support; services rendered by mobile and/or fixed telephone networks in voice applications as well as data applications; development and fostering of broadband networks that can be of application in the fields of tourism, health care, information services as well as for commercial applications as well as cultural and artistical application, domotics, electronic commerce, training and education.

2. The participation, both directly and indirectly, of companies of the same, similar or analogous corporate purpose, through the total or partial ownership of its actions or stocks.

ARTICLE 4.= The registered office is located at XXX.

The Administrtive Body is hereby authorized to agree upon the creation, suppression or the transfer of its branch offices, delegations, agencies and representations as it deems fit, along with transferring the registerer office inside the same municipal district.

ARTICLE 5.= The term of the Company will be indefinite.

The Corporate Operations will begin on the day the founding deed is granted.

The Company may not initiate those activities for which the Law requires the obtaining of an administrative licence, registration in a Special Public Registry or any other specific formality until such legal requisites have been complied with.

TITLE II.= ON THE CORPORATE CAPITAL AND THE STOCKS.

ARTICLE 6.= The corporate capital is for 500,000,000 Ptas. (five hundred million pesetas).

It is divided into stocks, 500,000 (five hundred thousand) by number.

Each stock has a nominal value of 1,000 Ptas (one thousand pesetas).

The stocks, which are to the bearer, are numbered correlatively from one to five hundred thousand, both inclusive.

The stocks with numbers 1 to 10,000, both inclusive, are subscribed and disbursed in their entirety and the stocks with number 10,001 to 500,000 are integrally subscribed and disbursed by 25%.

The outlay of passive dividends will be carried out in cash and within the period of two years starting as of day XXX of the year two thousand. The Board of Directors shall, if possible under the applicable legislation to modify the corporate articles of association reflecting the outlay of passive dividends that have taken place.

No stocks shall be issued for a figure less than their nominal value, but the issuing of premium stocks will be licit. The premium shall be paid integrally at the time the stocks are subscribed to.

ARTICLE 7.= The stocks shall be represented by way of shares which shall be delivered to the stockholder at no expense, whose shares shall be numbered in a correlative way and shall be issued in receipt books, shall be able to incorporate one or more stocks of the same series, shall contain at least the references required by Law and shall be signed by an Administrator, whose signature shall be able to appear as printed through mechanical reproduction.

Until the shares have been printed and delivered, the stockholder is entitled to obtain certification of the stocks registered in his name.

In the increases of corporate capital with the issuing of new stocks, ordinary or priviledged, the old stockholders and those having convertible debentures may, within the period granted to them by the Company's administration for this purpose and that shall not be less than one month from the time of publication of the notification of the bid for shares for the new issuing in the Official Gazette of the Trade Register, exercise the right to subscribe to a number of stocks proportional to the nominal value of the stocks that they hold or of those that would correspond to the holders of convertible debentures, to exercise at that time the authority to convert.

Each stock confers upon the partner the rights and obliations inherent to it, attributing, among others:

a) That of participating proportionally in the distribution of the corporate earnings and in the property resulting from the settlement.

b) The right of preferential subscription in the issuing new stocks or debentures convertible to stocks.

c) That of attending and voting in the General Stockholders Meetings, each stock granting the right to one vote, and that of contesting the corporate agreements.

d) That of information.

ARTICLE 8.= The stocks are indivisible. In the case of co-property, the co-owners of a stock shall have to designate only one person to exercise the rights of the partner and they shall respond solidarily as far as the Company is concerned to any obligations that are derived from the condition of being a stockholder.

In the case of usufruct of stocks, the quality of being a partner resides in the remainderman, to whom the exercising of the corporate rights shall correspond but the usufructuary shall be entitled, in any event, to the dividends agreed upon by the Company during the usufruct.

In the case of shares pledged, their owner shall be the one to exercise the stockholder's rights, which shall be provided by the pledging creditor who, if the owner does not disburse the passive dividends, shall be able to opt between complying with this obligation just because or proceeding to carry out the pledge.

ARTICLE 9.= The holding of stocks assumes the conformity and acceptance of the articles of association herein and therefore, the condition of being a stockholder implies, with no exception whatsoever, not only that acceptance of the articles of association but also the submittal to the agreements of the corporate bodies in accordance with Law, except for the rights to contest that the stockholder may have.

TITLE III.= GOVERNMENT AND ADMINISTRATION OF THE COMPANY.

ARTICLE 10 = The government, administration and representation of the Company shall correspond to:

a) The General Stockholders Meeting, AND

b) The Administrative Body.

ON THE GENERAL MEETING.

ARTICLE 11. = The General meeting, legally constituted, represents all the stockholders; the agreements taken by it in observance of these articles of association and that are within its authority shall be mandatorily complied with by all the stockholders, including the dissidents and those who have not participated in the meeting, except for the action of objection that may correspond to them legally.

ARTICLE 12.= Those stockholders may attend the General Meeting who, five days before the Meeting is to take place, have deposited them at the registered office, in a bank entity or a Savings Bank or any other that takes care of the custody of shares.

Each stock shall give the right to one vote.

The Administrators shall attend the General Meetings. The Directors, Managers, Technical People and other people interested in the progress of corporate affairs shall also be able to attend, with or without a vote,

ARTICLE 13.= The persons who do not have full authority to act, the Corporations or Public Establishments, the legal persons and the tenders, bankruptcies, the testamentaries and abintestates shall be able to cooperate in the General Meetings by means of someone who holds their representation. This shall be accredited with documents, upon the judgement of the Administrative Body, at least one day before the day indicated for the holding of the Meeting.

ARTICLE 14.= All stockholders that have a right to attend may become represented in the General Meeting by any person, be they a stockholder or not.

The representation shall be conferred in writing and of a special nature for each Meeting, unless the representative is the spouse, ascestor or descendent of the person being represeted or holds general authority conferred by a public document to administer all the property that the represented person has in national territory.

ARTICLE 15.= The General Meetings may be Ordinary or Extraordinary. The meeting that shall be convoked within the first six months of each fiscal year shall have the nature of an Ordinary Meeting. Any other Meetings shall be considered to be Extraordinary.

ARTICLE 16.= Among the powers of the General Ordinary Meeting shall be that of censuring the corporate management, approving the accounts from the previous fiscal year and resolving on the application of its results. It may also deliberate and decide upon whatever matter within its authority that has been included in the notice of the meeting, observing the provisions of the Law on Corporations.

ARTICLE 17= The notices for the General Meetings shall be given by the Administrative Body at least fifteen days before the date upon which the Meeting is to be held, through an announcement published in the Official Gazette of the Trade Register and in one of the leading newspapers with the most circulation in the province.

The notification shall specify the nature of the meeting as Ordinary or Extraordinary, the date, place and object of the meeting, indicating all the matters that are to be covered and, when the Law so requires, the right of the stockholders to examine the technical reports set up by Law at the registered office and, if appropriate, to obtain them free of charge and immediately. Likewise, it shall be possible to indicate the date in which, where appropriate, the Meeting shall be held as the second calling. Between the first and the second calling, there shall be at least a period of twenty-four hours.

Likewise, the General Extraordinary Meeting shall be called when this is requested by a number of partners who represent at least five percent of the corporate capital and when the request indicates the matters to be treated in the Meeting, proceeding in the way set up in the Law on Corporations.

What is provided for in this article shall not be applicable when the Law demands different requirements for Meetings that are going to handle specific subjects, in which case what is specifically set forth shall be abided by.

When agreements should be taken that affect different types of stocks, only a part of the stocks of the same class or the stocks without voting priviledges, the requirements shall be complied with taht are set forth by Law for these cases.

ARTICLE 18.= The General Meetings shall be held on the day indicated in the calling of the meeting, where the Company has its registered office and its session may be prolonged for one or more consecutive days.

An extension may be agreed upon upon the proposal of the Administrative Body or at the request of a number of partners that represent a fourth of the capital present at the meeting.

No matter what the number of sessions held, the Meeting shall be considered to one single meeting, formalizing for all of them one single set of minutes.

ARTICLE 19.= The General Meeting shall be legitimately constituted at the first calling when the stockholders present or represented hold at least twenty-five percent of the subscribed capital with the right to vote. In the second calling, the constitution of the Meeting shall be valid no matter how much concurrent capital there is.

ARTICLE 20.= However, for the General Ordinary or Extraordinary Meeting to be able to validly agree upon the issuing of debentures, the increasing or decreasing of the capital, the transformation, merger or demerger of the Company, and, in general, any modification to the corporate articles of association, it shall be necessary in the first calling to have a attendance of stockholders, present or represented, that hold at least fifty percent of the subscribed capital with the right to vote. In the second calling, a attendance of twenty-five percent of that capital shall be sufficient, although, when stockholders attend who represent less than fifty percent of the subscribed capital with the right to vote, the agreements to which this article refers can only be legitimately adopted with the favourable vote of two-thirds of the capital present or represented at the Meeting.

ARTICLE 21.= Now withstanding what is set forth in the above articles, the General Meeting shall be understood to be held and shall be validly constituted for handling any matter whenever all the corporate capital is present and those attending accept unanimously the holding of the Meeting.

ARTICLE 22.= In the General Meetings of all order, the President and the Secretary shall be the ones from the Executive Board or, in their absence, the people assigned by the Meeting itself.

If a Vicepresident or Vicesecretary of the Executive Board were to exist, they shall exercise these positions if the President and Secretary are not present. It shall only be possible to deliberate and vote upon the matters included in the calling of the meeting.

The President shall open and close the sessions, direct the debates, resolving any reglamentary doubts that might arise, shall decide when the matters have been discussed sufficiently, ordering that they be voted upon; he shall also limit the time that those speaking are able to use. The votes may be verbal or by acclamation. The agreements shall be taken by a majority of the capital, present or represented, unless there is a legal provision to the contrary.

As to the rest, such as the verification of attendees, voting and the right of the stockholder to information, what is set forth by Law shall be abided by.

ARTICLE 23. = Minutes shall be taken on the General Stockholders Meetings in the Book that shall be created for this purpose. The minutes shall be approved by the General Meeting itself or, by default, within the period of fifteen days, by the President and two Interveners or, where appropriate, by the Secretary of the Executive Board, with the approval of the President or Vicepresident, where appropriate.

ARTICLE 24.= The agreements to which the above articles refer shall, from their approval, be expeditious and mandatory for all the stockholders, even those absent, disabled or dissident, without prejudice to the right of objection set forth in the Law on Corporations for those agreements contrary to Law, against the articles of association or that harm, to the benefit of one or various stockholders or third parties, the interests of the Company.

ON THE ADMINISTRATIVE BODY.

ARTICLE 25.= The Company shall be governed and administrated by an Executive Board composed of a number of members, stockholders or not, which shall not be less than three or more than fourteen, elected by the General Meeting. They may be legal or physical persons.

The Executive Board shall elect from its members a President and, if considered appropriate, one or various Vicepresidents that will substitute for him in cases of absence or illness. Likewise, a Secretary shall be elected and, if considered appropriate, a Vicesecretary, whose responsibilities may fall on stockholders in the Company or on persons outside it, in this last case not having the right to vote.

The Administrators shall exercise their functions for five years, and may be re-elected once or various times for periods of equal maximum duration. Once this period has terminated, the appointment shall expire, either when the following General Meeting has been held or when the legal term has passed for the holding of the General Ordinary Meeting.

The following cannot be Administrators: those who are bankrupt, or bankrupt without discharge, or under age or disabled or convicted with sentences that entail the disqualification to exercise public posts, those who might have been convicted due to serious breach of laws or legal provisions and those that due to their position cannot exercise commerce. Nor can the following be
Administrators: public servants at the service of the Administration with responsibilites of their position that are related to the activities of the Company.

Likewise, it is specifically prohibited that persons declared to be incompatible with the Laws of a national or regional government scope hold positions in this Company.

The position of Executive Board member shall be remunerated. The remuneration shall consist of a fixed quantity for each year and Board member that is decided upon at the General Meeting, and may not be equal for all the members, for which the profits obtained by the company shall be considered along with the degree of dedication of each of its board members.

The Executive Board shall meet with the frequency that the interests of the Company require, on the days that the Company itself decides and upon the judgement of the President, who is the one authorized to call the meetings when he deems fit. However, it shall be called within a maximum of fifteen days when at least two of the Board Members request it in writing.

The calling of the meetings shall be given by letter, telegram or fax directed personally to each Board Member at least five days prior to the date of the meeting.

The calling of the meeting shall not be necessary when, all the Board Members being present, they decide unanimously to hold the meeting.

To validly hold the sessions of the Executive Board, it shall be necessary that half plus one of its components are in attendance, between those present and those represented.

The Board Members may delegate their attendance and vote in writing to any other Board Member. The agreements of the Executive Board, except those where the Law requires a reinforced majority, shall be adopted by absolute majority out of the votes of the Board Members present and represented and shall be reflected in the corresponding minutes. The minutes of the Executive Board shall be signed by the President or person substituting for him and the Secretary or Vicesecretary, and they shall be transcribed later on to the corresponding Book of Proceedings. The certifications of the minutes shall be issued by the Secretary or Vicesecretary with the Approval of the President or Vicepresident, or by those who legally substitute for them. The execution of the agreements shall correspond to the Secretary or to the Board Member or Board Members who have been delegated. The components of the Executive Board, by itself or by a person sufficiently authorized, shall have access at all times to the corporate accounting for information.

The Executive Board shall regulated by its own operation, shall accept the resignation of the Board Members and shall proceed, where appropriate, to designate persons that should occupy the positions until the next General Meeting is called when vacancies occur during the period for which the Administrators were appointed. The deliberations of the Executive Board shall be verbal and the votes by the raising of hands, except when secret through the agreement of the majority.

ARTICLE 26.= The representation of the Company in judgement and outside it corresponds to the Executive Board, in association, which shall adopt its decisions in accordance with what is set forth in the above article and shall have the widest authority to, on behalf of and in representation of the Company, carry out all types of administrative acts and businesses, regulative, mandatory and of rigorous domain, with any physical or legal person, even with Official Agencies, from the Central Administration as well as from any Regional Government, and bank entities with no exception whatsoever, and with regard to all types of personal estate and real estate, public bonds and securities. Donations are excluded and shall need the agreement of the Meeting, except for the normal gifts for publicity purposes.

ARTICLE 27. = The Executive Board may appoint from its members an Executive Commission or one or various Chief Executive Officers, when it deems appropriate, determining the persons that should exercise these positions and their way of acting, any may delegate to them, totally or partially, temporarily or permanently, all the authorities that can be delegated in accordance with the Law.

The Executive Board may also delegate its representative authority permanently to one or more Board Members, determining, if there are various ones, if they can act joint and severally.

The permanent delegation of some authority of the Executive Board shall require for it to be valid that two-thirds of the members of the Executive Board vote favourably and it shall become effective from the moment it is registered in the Trade Register.

The rendering of the annual accounts and their presentation to the General Meeting cannot be the object of delegation nor the authorities that the General Meeting grants the Executive Board, unless specifically authorized by it.

TITLE IV.= CORPORATE YEAR, BALANCE SHEET AND APPLICATION OF RESULTS.

ARTICLE 28.= The corporate year shall begin on the first day of January and shall terminate on the thirty-first of December of each year. As an exception, the first corporate year shall begin on the day the Company's deed of constitution is signed and shall terminate on the thirty-first of December of that same year.

The accounting shall be carried out in the way set up by the Commercial Code and the special provisions if appropriate, with the books and auxiliary documents that are necessary or that are deemed to be appropriate.

ARTICLE 29.= The Administrative Body shall formalize the annual accounts, the management report and the proposal for application of the results within the legal time period. This documentation, once reviewed by the Account Auditors, if their appointment is fitting or its examination were to be opted for in accordance with what is provided for by Law, shall be presented along with the Auditors report to the General Ordinary Meeting.

The annual accounts shall encompass the Balance Sheet, the Profit and Loss Account and the Annual Report. These documents shall be written up with clarity and shall be a true image of the property, the situation and the results of the Company, in accordance with what is set forth in the Law on Corporations and the Commercial Code. The Annual Report shall comment upon the Balance Sheet and the Profit and Loss Account.

The annual accounts and the management report shall be signed by all the Administrators.

After the calling of the General Meeting, any stockholder shall be able to obtain from the Company, immediately and free of charge, the documents that have been submitted to the approval of the General Meeting, along with the report, where appropriate, of the Account Auditors, making mention of this fact in the calling of the Meeting.

ARTICLE 30.= The General Meeting shall reach a decision on the application of the results of the corporate year in accordance with the approved Balance Sheet. A figure equal to ten percent of the profits from the corporate year shall be destined to legal reserves until this reaches at least twenty-five percent of the corporate capital.

Once the legal reserve has been covered and the sums have been decided that are going to be endowed to the different voluntary reserves that are agreed upon, the dividends will be distributed among the stockholders, charged against the profits or reserves that are free to dispose of, carrying out the distribution in proportion to the captital disbursed, complying with the legal provisions in defense of the corporate capital and respecting the priviledges that are enjoyed by certain types of stocks.

The General Meeting or the Administrators shall be able to agree upon the distribution of quantities on account of dividends, with the limitations and complying with the requirements set up in the Law of Corporations.

TITLE V.= DISSOLUTION AND LIQUIDATION OF THE COMPANY.

ARTICLE 31.= The Company shall be disolved for the causes provided for in the Law of Corporations.

When one of the causes of dissolution that requires the agreement of the General Meeting arises, the Administrators shall call the Meeting, by themselves or upon the request of any stockholder, within a period of two months from the time the cause exists.

If the Meeting is not called or a favourable agreement on the dissolution is not reached at it, the Administrators shall or any interested party shall be able to request the judicial dissolution of the Company.

When the cause for dissolution is the existence of losses that have reduced the property by a quantity less than half of the corporate capital, the corporate capital shall be able to be increased or reduced, reconstructing the corporate property by the sufficient amount, as long as these measures are adopted before the judicial dissolution of the Company is dictated.

ARTICLE 32.= The General Stockholders Meeting, if the dissolution is agreed upon, shall designate one or more Liquidators - always an odd number - whose authorities shall be set equally in compliance with what is set forth in the Law on Corporations. Once the Liquidators have been appointed, the powers and faculties of the Executive Board shall cease, the only competent body of the Company being the General Stockholders Meeting from that time on.

ARTICLE 33.= In the liquidation of the Company, the regulations set forth by Law shall be observed, acting as Liquidators those who have been designated by the General Meeting, who will be of an odd number.

                                                  SECTION 3 - ANNEXES  ENVELOPE
            DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND
                       INDUSTRIAL DEVELOPMENT OF THE DOMESTIC ECONOMY     3
                                             UNRELATED TO THE PROJECT  --------


This Annexe contains the Project's Financial Plan for creating FirstMark Inversiones


        1- Hypothesis
        2- Calculations
        3- Summary Tables

                                                  SECTION 3 - ANNEXES  ENVELOPE
           DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND
                       INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY      3
                                             UNRELATED TO THE PROJECT  --------



FIRSTMARK INVERSIONES

HYPOTHESIS

  MACRO SUPPOSITIONS

    Inflation                                      2%
    Social security                               33%
    Income tax                                    25%

  OTHER SUPPOSITIONS

    START-UP EXPENSES
    -----------------
      Telecommunications systems
        RDSI
          1st line                            20,000
          Other lines                         11,000
        Security                              30,000
        Office materials                     300,000
        Water & Coffee                        52,185


    RUNNING COSTS
    -------------
      Overheads                           Ptas./month         months          total
      ---------                           -----------         ------          -----
      Leasing                                 200,000             12         2,400,000
      Telecommunications                                                             0
        Switchboard                            20,000             12           240,000
        ISDN/line                              15,000             12           160,000
        Traffic/line                           10,000             11           110,000
      Security                                  5,000             12            60,000
      Photocopier                              71,500             12           858,000
      Office materials                         50,000             11           550,000
      Cleaning                                 60,000             11           660,000
      Water & Coffee                                                                 0
        Leasing                                 7,000             12            84,000
        Supplies                               30,700             11           337,700
      Insurance                                     -              -            64,769
      Electricity                               6,831              6            40,985

      Salaries                             Ptas./year
      --------                             ----------
      Manager                              12,000,000
      Assistant                             5,000,000

                                                  SECTION 3 - ANNEXES  ENVELOPE
            DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND
                       INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY     3
                                             UNRELATED TO THE PROJECT  --------



MISCELLANEOUS                                 Year
-------------                              -----------
Amortisation fixed assets                    4


INVESTMENT IN FIXED ASSETS                    Ptas.
--------------------------                 -----------
Computing equipment
  PC                                           400,000
  Laptop computer                              600,000
  Printer                                      100,000
  LAN wiring                                     5,000

Telecommunications systems
  Fax                                           75,000
Furniture
  Workstation                                   35,000
  Cupboard - low                                30,000
  Cupboard - high                               50,000
  Meeting table - small                         15,000
  Meeting table - large                         20,000
  Additional chair                              15,000
  Coat stand                                     6,000
  Waste-paper basket                             1,000

INVESTMENT IN PROJECTS
----------------------
Initial capital                            500,000,000
Additional capital                         209,900,000
Readjustment rate                                  10%
Earning capicity                                   10%
Interest on remunerated account                   4.5%
Average investment per project              30,000,000
Investment of cash & banks
  First two years                                  50%
  Other years                                      90%
Capital realisation                                90%


                                                  SECTION 3 - ANNEXES  ENVELOPE
            DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND
                       INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY     3
                                             UNRELATED TO THE PROJECT  --------


FIRSTMARK INVERSIONES


CALCULATIONS 1                               2000          2001         2002         2003         2004         2005         2006

   START-UP EXPENSES                       424,185            0       11,000            0       11,000            0            0
   -----------------                       -------            -       ------            -       ------            -            -
     ISDN
        1st line                            20,000
        Other lines                         22,000            0       11,000            0       11,000            0            0
     Security                               30,000
     Office materials                      300,000
     Water & Coffee                         52,185

   RUNNING COSTS
   -------------
     Overheads                           6,165,454    6,265,743    6,658,038    6,762,379    7,158,807    7,267,364    7,378,091
     ---------                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
     Office leasing                      2,400,000    2,448,000    2,496,960    2,546,899    2,597,837    2,649,794    2,702,790
     Telecommunications
        Switchboard                        240,000      240,000      240,000      240,000      240,000      240,000      240,000
        ISDN                               540,000      540,000      720,000      720,000      900,000      900,000      900,000
        Traffic                            330,000      330,000      440,000      440,000      550,000      550,000      550,000
     Security                               60,000       61,200       62,424       63,672       64,946       66,245       67,570
     Photocopier                           858,000      875,160      892,663      910,516      928,727      947,301      966,247
     Office materials                      550,000      561,000      572,220      583,664      595,338      607,244      619,389
     Cleaning                              660,000      673,200      686,664      700,397      714,405      728,693      743,267
     Water & Coffee
        Leasing                             64,000       65,680       67,394       69,141       90,924       92,743       94,598
        Supples                            337,700      344,454      351,343      358,370      365,537      372,848      380,305
     Insurance                              64,769       66,064       67,386       68,733       70,108       71,510       72,940
     Electricity                            40,985       40,985       40,985       40,985       40,985       40,985       40,985

     Personnel Costs                    29,260,000   29,845,200   37,360,764   38,107,979   46,068,313   46,989,679   47,929,473
     ---------------                    ----------   ----------   ----------   ----------   ----------   ----------   ----------
     Number of employees                         1            1            1            1            1            1            1
        Manager                                  2            2            3            3            4            4            4
        Assistant

        Total employees                          3            3            4            4            5            5            5
        Employment increase                      3            0            1            0            1            0            0

     Salaries & Social Security
        Manager                         12,000,000   12,240,000   12,484,800   12,734,496   12,989,186   13,248,970   13,513,949
        Assistant                        5,000,000    5,100,000    5,202,000    5,306,040    5,412,161    5,520,404    5,630,812

        Salaries                        22,000,000   22,440,000   28,090,800   28,652,616   34,637,829   35,330,586   36,037,197
        Social Security                  7,260,000    7,405,200    9,269,964    9,455,363   11,430,484   11,659,093   11,892,275




CALCULATIONS 1                                2007         2008         2009

   START-UP EXPENSES                             0            0            0
   -----------------                             -            -            -
     ISDN
        1st line
        Other lines                              0            0            0
     Security
     Office materials
     Water & Coffee

   RUNNING COSTS
   -------------
     Overheads                           7,491,033    7,606,234    7,723,739
     ---------                           ---------    ---------    ---------
     Office leasing                      2,756,846    2,811,983    2,868,222
     Telecommunications
        Switchboard                        240,000      240,000      240,000
        ISDN                               900,000      900,000      900,000
        Traffic                            550,000      550,000      550,000
     Security                               68,921       70,300       71,706
     Photocopier                           985,572    1,005,284    1,025,389
     Office materials                      631,777      644,413      657,301
     Cleaning                              758,133      773,295      786,761
     Water & Coffee
        Leasing                             95,490       98,419      100,388
        supples                            387,911      395,659      403,583
     Insurance                              74,399       75,887       77,405
     Electricity                            40,985       40,985       40,985

     Personnel Costs                    48,888,062   49,865,823   50,863,140
     ---------------                    ----------   ----------   ----------
     Number of employees
        Manager                                  1            1            1
        Assistant                                4            4            4

        Total employees                          5            5            5
        Employment increase                      0            0            0

     Salaries & Social Security
        Manager                         13,784,228   14,059,913   14,341,111
        Assistant                        5,743,428    5,858,297    5,975,463

        Salaries                        36,757,941   37,493,100   38,242,962
        Social Security                 12,130,121   12,372,723   12,620,178


                                                  SECTION 3 - ANNEXES  ENVELOPE
            DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND
                       INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY     3
                                             UNRELATED TO THE PROJECT  --------

INVESTMENT IN FIXED ASSETS   2,643,000        0    531,929        0  2,452,057        0    405,000        0   2,320,000        0
--------------------------   ---------        -    -------        -  ---------        -    -------        -   ---------        -
Computing equipment          1,915,000        0    405,000        0  2,320,000        0    405,000        0   2,320,000        0
-------------------          ---------        -    -------        -  ---------        -    -------        -   ---------        -
  Initial acquisition
      PC                     1,200,000        0    400,000        0    400,000        0          0        0           0        0
      Laptop computer          600,000
      Printer                  100,000
      LAN wiring                15,000        0      5,000        0      5,000        0          0        0           0        0
  Replacement
      PC                                                             1,200,000        0    400,000        0   1,600,000        0
      Laptop computer                                                  600,000        0          0        0     600,000        0
      Printer                                                          100,000        0          0        0     100,000        0
      LAN wiring                                                        15,000        0      5,000        0      20,000        0
FAX                             75,000
---                             ------
Furniture                      653,000        0    126,929        0    132,057        0          0        0           0        0
---------                      -------        -    -------        -    -------        -          -        -           -        -
  Workstation                  105,000        0     36,414        0     37,885        0          0        0           0        0
  Cupboard - low                90,000        0     31,212        0     32,473        0          0        0           0        0
  Cupboard - high              250,000        0     52,020        0     54,122        0          0        0           0        0
  Meeting table - small         15,000
  Meeting table - large         20,000
  Extra chair                  150,000
  Coat-stand                    18,000        0      6,242        0      6,495        0          0        0           0        0
  Waste-paper basket             5,000        0      1,040        0      1,082        0          0        0           0        0

AMORTISATION                   660,750  660,750    793,732  793,732    745,996   745,996   714,264   714,264   681,250   681,250
------------                   -------  -------    -------  -------    -------   -------   -------   -------   -------   -------
  2000            2,643,000    660,750  660,750    660,750  660,750
  2001                    0                   0          0        0          0
  2002              531,929                        132,982  132,892    132,982   132,982
  2003                    0                                       0          0         0         0
  2004            2,452,057                                            613,014   613,014   613,014   613,014
  2005                    0                                                            0         0         0         0
  2006              405,000                                                                101,250   101,250   101,250   101,250
  2007                    0                                                                                0         0         0
  2008            2,320,000                                                                                    580,000   580,000
  2009                    0                                                                                                    0



                                                  SECTION 3 - ANNEXES  ENVELOPE
            DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND
                       INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY     3
                                             UNRELATED TO THE PROJECT  --------

FIRSTMARK INVERSIONES

CALCULATIONS 2 PTAS.                            2000         2001         2002         2003         2004         2005         2006
-------------------                             ----         ----         ----         ----         ----         ----         ----
    Capital provision                    500,000,000  209,900,000  209,900,000  209,900,000  209,900,000  209,900,000  209,900,000

      INITIAL CASH                       500,000,000  448,968,198  423,785,734  248,863,586  252,471,189  249,484,944  259,729,595

      ----------------------------------------------------------------------------------------------------------------------------
RATE  INCOME                              16,629,034   14,914,213   10,411,860   85,688,656   77,367,441  122,807,101  133,852,919
      ----------------------------------------------------------------------------------------------------------------------------
10.00%  Return on investment                                                     79,131,574   70,796,178  116,072,524  126,819,572
        Liquidity interest                16,629,034   14,914,213   10,411,860    6,557,282    6,571,263    6,734,577    7,033,347

      ----------------------------------------------------------------------------------------------------------------------------
      COSTS                               35,849,639   36,110,943   44,029,802   44,870,359   53,238,120   54,257,043   55,307,564
      ----------------------------------------------------------------------------------------------------------------------------
      START-UP EXPENSES                      424,185            0       11,000            0       11,000            0            0
      -----------------

      RUNNING COSTS                       35,425,454   36,110,943   44,018,802   44,870,359   53,227,120   54,257,043   55,307,564
      -------------
        Overheads                          6,165,454    6,265,743    6,658,038    6,762,379    7,158,807    7,267,364    7,378,091
        Personnel costs                   29,260,000   29,845,200   37,360,764   38,107,979   46,068,313   46,989,679   47,929,473

      ----------------------------------------------------------------------------------------------------------------------------
      AMORTISATION                           660,750      660,750      793,732      793,732      745,996      745,996      714,264
      ----------------------------------------------------------------------------------------------------------------------------

      CORPORATE INCOME TAX
      BAT                                -19,881,354  -21,857,480  -34,411,675   40,024,765   23,383,325   67,804,062   77,831,091
      BAT (profit)                                 0            0            0   40,024,765   23,383,325   67,804,062   77,831,091
      Accumulated profits                          0            0            0   40,024,765   63,408,090  131,212,152  209,043,243
      BAT (losses)                        19,881,354   21,857,480   34,411,675            0            0            0            0
      Accumulated losses                  19,881,354   41,738,834   76,150,508   76,150,508   76,150,508   76,150,508   76,150,508
      ----------------------------------------------------------------------------------------------------------------------------
      Increases in tax shield             19,881,354   21,857,480   34,411,675            0            0            0            0
      Application of tax shield                                 0            0            0   40,024,765   23,383,325   12,742,418
      Accumulated application                                   0            0            0   40,024,765   63,408,090   76,150,508
      Expiry of tax shield                                                                                          0            0
      ----------------------------------------------------------------------------------------------------------------------------
      TAX SHIELD                          19,881,354   41,738,834   76,150,508   76,150,508   36,125,743   12,742,418            0
      ----------------------------------------------------------------------------------------------------------------------------
      ASSESSMENT BASE AFTER TAX SHIELD             0            0            0            0            0   55,061,643   77,831,091
      ----------------------------------------------------------------------------------------------------------------------------
      RATE OF TAXATION                         35%          35%          35%          35%          35%          35%          35%
      ----------------------------------------------------------------------------------------------------------------------------
      TAXES                                        0            0            0            0            0   19,271,575   27,240,882

      ============================================================================================================================

      ----------------------------------------------------------------------------------------------------------------------------
      BDT                                -19,881,354  -21,857,480  -34,411,675   40,024,765   23,383,325   48,532,487   50,590,209
      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------
      Operating Cash Flow                -19,220,604  -21,196,730  -33,617,942   40,818,497   24,129,321   49,278,483   51,304,473
      ----------------------------------------------------------------------------------------------------------------------------
      Accumulated Cash Flow              -19,220,604  -40,417,334  -74,035,276  -33,216,779   -9,087,458   40,191,025   91,495,499
      ----------------------------------------------------------------------------------------------------------------------------



CALCULATIONS 2 PTAS.                            2007         2008         2009
-------------------                             ----         ----         ----
    Capital provision                    209,900,000  209,900,000  209,900,000

      INITIAL CASH                       262,763,613  260,932,126  257,681,981

      ------------------------------------------------------------------------
RATE  INCOME                             124,983,951  155,613,431  164,870,916
      ------------------------------------------------------------------------
10.00%  Return on investment             117,923,547  148,442,364  157,480 702
        Liquidity interest                 7,060,404    7,171,067    7,390,214

      ------------------------------------------------------------------------
      COSTS                               56,379,095   57,472,058   58,586,879
      ------------------------------------------------------------------------
      START-UP EXPENSES                            0            0            0
      -----------------

      RUNNING COSTS                       56,379,095   57,472,058   58,586,879
      -------------
        Overheads                          7,491,033    7,606,234    7,723,739
        Personnel costs                   48,888,062   49,865,823   50,863,140

      ------------------------------------------------------------------------
      AMORTISATION                           714,264      681,250      681,250
      ------------------------------------------------------------------------

      CORPORATE INCOME TAX
      BAT                                 67,890,592   97,460,124  105,602,787
      BAT (profit)                        67,890,592   97,460,124  105,602,787
      Accumulated profits                276,933,834  374,393,958  479,996,745
      BAT (losses)                                 0            0            0
      Accumulated losses                  76,150,508   76,150,508   76,150,508
      ------------------------------------------------------------------------
      Increases in tax shield                      0            0            0
      Application of tax shield                    0            0            0
      Accumulated application             76,150,508   76,150,508   76,150,508
      Expiry of tax shield                         0            0            0
      ------------------------------------------------------------------------
      TAX SHIELD                                   0            0            0
      ------------------------------------------------------------------------
      ASSESSMENT BASE AFTER TAX SHIELD    67,890,592   97,460,124  105,602,787
      ------------------------------------------------------------------------
      RATE OF TAXATION                         35%          35%          35%
      ------------------------------------------------------------------------
      TAXES                               23,761,707   34,111,043   36,960,975

      ========================================================================

      ------------------------------------------------------------------------
      BDT                                 44,128,885   63,349,081   68,641,811
      ------------------------------------------------------------------------

      ------------------------------------------------------------------------
      Operating Cash Flow                 44,843,149   64,030,331   69,323,061
      ------------------------------------------------------------------------
      Accumulated Cash Flow              136,338,647  200,368,978  269,692,039
      ------------------------------------------------------------------------




                                                  SECTION 3 - ANNEXES  ENVELOPE
            DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND
                       INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY     3
                                             UNRELATED TO THE PROJECT  --------


------------------------------------------------------------------------------------------------------------------------------
INVESTMENT (FIXED ASSETS)                 2,643,000              0        531,929              0      2,452,057              0
------------------------------------------------------------------------------------------------------------------------------
  Computing equipment                     1,915,000              0        405,000              0      2,320,000              0
  Fax                                        75,000              0              0              0              0              0
  Furniture                                 653,000              0        126,929              0        132,057              0


------------------------------------------------------------------------------------------------------------------------------
INVESTMENT IN PROJECTS                  239,068,198    213,885,734    350,672,277    383,140,700    356,264,492    448,466,357
  Accum. amount outstanding             239,068,198    452,953,932    803,626,209    971,605,530  1,135,372,862  1,268,234,170
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Recapture of financial investment                                                    215,161,378    192,497,161    315,605,049
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders                         0              0              0     79,131,574     70,796,178    116,072,524
------------------------------------------------------------------------------------------------------------------------------


Preliminary avaliable cash              478,136,396    472,771,468    389,635,863    425,711,888    395,849,436    498,295,952


------------------------------------------------------------------------------------------------------------------------------
FINAL CASH                              239,068,198    213,885,734     38,963,586     42,571,189     39,584,944     49,829,595
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
INVESTMENT (FIXED ASSETS)                   405,000              0      2,320,000              0
------------------------------------------------------------------------------------------------
  Computing equipment                      405,000              0      2,320,000              0
  Fax                                             0              0              0              0
  Furniture                                       0              0              0              0


------------------------------------------------------------------------------------------------
INVESTMENT IN PROJECTS                  475,772,514    459,289,132    520,037,832    546,947,643
  Accum. amount outstanding           1,399,180,054  1,537,831,142  1,654,249,253  1,773,001,634
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Recapture of financial investment       344,826,630    320,638,043    403,619,721    428,195,262
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Dividends to shareholders               126,819,572    117,923,547    148,442,364    157,480,702
------------------------------------------------------------------------------------------------


Preliminary avaliable cash              528,636,126    510,321,258    577,819,813    607,719,603


------------------------------------------------------------------------------------------------
FINAL CASH                               52,863,613     51,032,126     57,781,981     60,771,960
------------------------------------------------------------------------------------------------



                                                  SECTION 3 - ANNEXES  ENVELOPE
            DIRECT AND INDIRECT CONTRIBUTIONS TO THE TECHNOLOGICAL AND
                       INDUSTRIAL DEVELOPMENT OF THE NATIONAL ECONOMY     3
                                             UNRELATED TO THE PROJECT  --------

FIRSTMARK INVERSIONES

  BUSINESS PLAN
      (Ptas. '000)                2000     2001     2002     2003     2004     2005     2006     2007     2008     2009      TOTAL
  --------------------------------------------------------------------------------------------------------------------------------
  Income                        16,629   14,914   10,412   85,689   77,367  122,807  133,853  124,984  155,613  164,871    907,140
  Expenditure                   35,850   36,111   44,030   44,870   53,238   54,257   55,308   56,379   57,472   58,587    496,102
  Amortisation                     661      661      794      794      746      746      714      714      681      681      7,192
  PRE-TAX EARNINGS             -19,881  -21,857  -34,412   40,025   23,383   67,804   77,831   67,891   97,460  105,603    403,846
                   TAX               0        0        0        0        0   19,272   27,241   23,762   34,111   36,961    141,346
  --------------------------------------------------------------------------------------------------------------------------------


  INVESTMENT PLAN
      (Ptas. '000)                2000     2001     2002     2003     2004     2005     2006     2007     2008     2009      TOTAL
  --------------------------------------------------------------------------------------------------------------------------------
  Capital provision            500,000  209,900  209,900  209,900  209,900  209,900  209,900  209,900  209,900  209,900  2,389,100
  Investment in fixed assets     2,643        0      532        0    2,452        0      405        0    2,320        0      8,352
  Investment in projects       239,068  213,886  350,672  383,141  356,264  448,466  475,773  459,289  520,038  546,948  3,993,545
  --------------------------------------------------------------------------------------------------------------------------------


  FINANCIAL PLAN
      (Ptas. '000)                2000     2001     2002     2003     2004     2005     2006     2007     2008     2009      TOTAL
  --------------------------------------------------------------------------------------------------------------------------------
  Capital provision            500,000  209,900  209,900  209,900  209,900  209,900  209,900  209,900  209,900  209,900         --
  BDT + Amortisation           -19,221  -21,197  -33,618   40,818   24,129   49,278   51,304   44,843   64,030   69,323         --
  Recapture of financial
    investment                       0        0        0  215,161  192,497  315,605  344,827  320,638  403,620  428,195         --
  Investment in fixed assets     2,643        0      532        0    2,452        0      405        0    2,320        0         --
  Investment in projects       239,068  213,886  350,672  383,141  356,264  448,466  475,773  459,289  520,038  546,948         --
  Dividends to shareholders          0        0        0   79,132   70,796  116,073  126,820  117,924  148,442  157,481         --
  FINAL CASH                   239,068  213,886   38,964   42,571   39,585   49,830   52,864   51,032   57,782   60,772         --
  --------------------------------------------------------------------------------------------------------------------------------

